JOHN HANCOCK

                             TAX-FREE INCOME FUNDS

PROSPECTUS
SEPTEMBER 30, 1996

This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that these funds:
o  are not bank deposits
o  are not federally insured
o  are not endorsed by any bank or government agency
o  are not guaranteed to achieve their goal(s)

High Yield Tax-Free Fund may invest up to 85% in junk bonds; read risk information carefully.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[JOHN HANCOCK LOGO]

CALIFORNIA TAX-FREE INCOME FUND

HIGH YIELD TAX-FREE FUND

MASSACHUSETTS TAX-FREE
INCOME FUND

NEW YORK TAX-FREE INCOME FUND

TAX-FREE BOND FUND

[JOHN HANCOCK LOGO]
JOHN HANCOCK FUNDS
A Global Investment Management Firm
101 Huntington Avenue, Boston, Massachusetts 02199-7603

A fund-by-fund look at goals, strategies, risks, expenses and financial history.

CONTENTS

CALIFORNIA TAX-FREE INCOME FUND                                       4

HIGH YIELD TAX-FREE FUND                                              6

MASSACHUSETTS TAX-FREE INCOME FUND                                    8

NEW YORK TAX-FREE INCOME FUND                                        10

TAX-FREE BOND FUND                                                   12

Policies and instructions for opening, maintaining and closing an account in any tax-free income fund.

YOUR ACCOUNT

Choosing a share class                                               14

How sales charges are calculated                                     14

Sales charge reductions and waivers                                  15

Opening an account                                                   15

Buying shares                                                        16

Selling shares                                                       17

Transaction policies                                                 19

Dividends and account policies                                       19

Additional investor services                                         20

Details that apply to the tax-free income funds as a group.

FUND DETAILS

Business structure                                                   21

Sales compensation                                                   22

More about risk                                                      24

FOR MORE INFORMATION                                         BACK COVER

OVERVIEW

GOAL OF THE TAX-FREE INCOME FUNDS
John Hancock tax-free income funds seek to offer income that is exempt from federal and, in some cases, state and local income tax. Each fund has its own strategy and its own risk/reward profile. Each fund invests at least 80% of assets in municipal securities exempt from federal (and in some funds, state) income tax as well as the federal alternative minimum tax. However, a portion of a tax-free fund's income may be subject to these taxes. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o are in higher income brackets

o want regular monthly income

o are interested in lowering their income tax burden

o pay California, Massachusetts or New York income tax (state-specific funds)

Tax-free income funds may NOT be appropriate if you:

o are not subject to a high level of state or federal income tax

o are seeking an investment for a tax-deferred retirement account

o are investing for maximum return over a long time horizon

o require absolute stability of your principal

THE MANAGEMENT FIRM

All John Hancock tax-free income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $19 billion in assets.

FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[TARGET ICON]
GOAL AND STRATEGY The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[FOLDER ICON]
PORTFOLIO SECURITIES The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[RISK ICON]
RISK FACTORS The major risk factors associated with the fund.

[INDIVIDUAL ICON]
PORTFOLIO MANAGEMENT The individual or group designated by the investment adviser to handle the fund's day-to-day management.

[PERCENT ICON]
EXPENSES The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[DOLLAR SIGN ICON]
FINANCIAL HIGHLIGHTS A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

CALIFORNIA TAX-FREE INCOME FUND

REGISTRANT NAME: JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
                                TICKER SYMBOL    CLASS A: TACAX   CLASS B: TSCAX

[TARGET ICON]
GOAL AND STRATEGY
The fund seeks income that is exempt from federal and California personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

[FOLDER ICON]
PORTFOLIO SECURITIES
The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of assets in California municipal securities, particularly bonds. These are primarily investment grade, although up to 20% of assets may be invested in junk bonds rated BB/Ba and their unrated equivalents. No more than 25% of assets may be invested in unrated securities.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

[RISK ICON]
RISK FACTORS
As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Although the fund is diversified, it concentrates in securities of California issuers and its performance is largely dependent on factors that may disproportionately affect these issuers. Factors may include:

o   local economic or policy changes
o   tax base erosion
o   state constitutional limits on tax increases
o   changes in the ratings assigned to the state's municipal issuers
o   the possibility of credit problems, such as the 1994 bankruptcy of Orange
    County

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

[INDIVIDUAL ICON]
PORTFOLIO MANAGEMENT
Dianne Sales-Singer, CFA, leader of the fund's portfolio management team since April 1995, is a senior portfolio officer of the adviser. Ms. Sales-Singer joined John Hancock Funds in 1989 and has been in the investment business since 1984.

INVESTOR EXPENSES
[PERCENT ICON]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES                   CLASS A        CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                 4.50%         none

 Maximum sales charge imposed on
 reinvested dividends                                none          none

 Maximum deferred sales charge                       none(1)       5.00%

 Redemption fee(2)                                   none          none

 Exchange fee                                        none          none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee (after expense limitation)(3)        0.38%         0.38%

 12b-1 fee (net of reduction)(4)                     0.15%         0.90%

 Other expenses                                      0.22%         0.22%

 Total fund operating expenses (after limitation)(3) 0.75%         1.50%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

SHARE CLASS                   YEAR 1     YEAR 3     YEAR 5     YEAR 10
 Class A shares                $52        $68        $85         $134

 Class B shares

   Assuming redemption
   at end of period            $65        $77        $102        $159

   Assuming no redemption      $15        $47        $82         $159

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2) Does not include wire redemption fee (currently $4.00).

(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation, management fees would be 0.55% for each class and total fund operating expenses would be 0.92% for Class A and 1.77% for Class B.

(4) Without the reduction, 12b-1 fees would be 1.00% for Class B shares. Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

4  CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS
[DOLLAR SIGN ICON]
The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS A         6.13     12.26     9.15  13.60   (9.31)     21.88     (0.82)
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)

CLASS A - YEAR ENDED DECEMBER 31,                                              1990      1991      1992     1993    1994(1)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                        $10.00     $9.91    $10.32    $10.41    $10.85
 Net investment income                                                         0.74      0.69      0.66      0.62      0.58
 Net realized and unrealized gain (loss) on investments                       (0.16)     0.47      0.25      0.76     (1.57)
 Total from investment operations                                              0.58      1.16      0.91      1.38     (0.99)
 Less distributions:
   Dividends from net investment income                                       (0.67)    (0.70)    (0.67)    (0.62)    (0.58)
   Distributions from net realized gain on investments sold                      --     (0.05)    (0.15)    (0.32)       --
   Total distributions                                                        (0.67)    (0.75)    (0.82)    (0.94)    (0.58)
 Net asset value, end of period                                               $9.91    $10.32    $10.41    $10.85     $9.28
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(4) (%)                             6.13     12.26      9.15     13.60     (9.31)
 Total adjusted investment return at net asset value(4,6) (%)                  5.29     11.86      8.90     13.42     (9.45)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                80,200   163,693   217,014   279,692   241,583
 Ratio of expenses to average net assets (%)                                   0.00      0.40      0.58      0.69      0.75
 Ratio of adjusted expenses to average net assets(8) (%)                       0.84      0.80      0.83      0.87      0.89
 Ratio of net investment income (loss) to average net assets (%)               7.11      6.75      6.36      5.69      5.85
 Ratio of adjusted net investment income (loss) to average net assets(8)(%)    6.27      6.35      6.11      5.51      5.71
 Portfolio turnover rate (%)                                                     62        45        34        51        62
 Fee reduction per share ($)                                                   0.09      0.04      0.03(3)   0.02      0.01


CLASS A - YEAR ENDED DECEMBER 31,                                                 1995     1996(2)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                            $9.28     $10.69
 Net investment income                                                           0.57(3)     0.29
 Net realized and unrealized gain (loss) on investments                          1.41       (0.38)
 Total from investment operations                                                1.98       (0.09)
 Less distributions:
   Dividends from net investment income                                         (0.57)      (0.29)
   Distributions from net realized gain on investments sold                        --          --
   Total distributions                                                          (0.57)      (0.29)
 Net asset value, end of period                                                $10.69      $10.31
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(4) (%)                              21.88       (0.82)(5)
 Total adjusted investment return at net asset value(4,6) (%)                   21.73       (0.92)(5)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                 309,305     290,996
 Ratio of expenses to average net assets (%)                                     0.75        0.75(7)
 Ratio of adjusted expenses to average net assets(8) (%)                         0.90        0.85(7)
 Ratio of net investment income (loss) to average net assets (%)                 5.76        5.57(7)
 Ratio of adjusted net investment income (loss) to average net assets(8)(%)      5.61        5.47(7)
 Portfolio turnover rate (%)                                                       37(9)       25
 Fee reduction per share ($)                                                     0.01(3)     0.01

CLASS B - YEAR ENDED DECEMBER 31,                                              1992        1993    1994(1)   1995        1996(2)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                         $10.32      $10.41   $10.85    $9.28       $10.68
 Net investment income                                                          0.58(3)     0.54     0.51     0.50(3)      0.25
 Net realized and unrealized gain (loss) on investments                         0.25        0.76    (1.57)    1.40        (0.37)
 Total from investment operations                                               0.83        1.30    (1.06)     1.90       (0.12)
 Less distributions:
   Dividends from net investment income                                        (0.59)      (0.54)   (0.51)    (0.50)      (0.25)
   Distributions from net realized gain on investments sold                    (0.15)      (0.32)      --        --          --
   Total distributions                                                         (0.74)      (0.86)   (0.51)    (0.50)      (0.25)
 Net asset value, end of period                                               $10.41      $10.85    $9.28    $10.68      $10.31
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(4) (%)                              8.35       12.76    (9.99)    20.87       (1.09)(5)
 Total adjusted investment return at net asset value(4,6) (%)                   8.10       12.58   (10.13)    20.72       (1.19)(5)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                 26,595      65,437   77,365    84,673      81,906
 Ratio of expenses to average net assets (%)                                    1.35        1.44     1.50      1.50        1.50(7)
 Ratio of adjusted expenses to average net assets(8) (%)                        1.60        1.62     1.64      1.65        1.60(7)
 Ratio of net investment income (loss) to average net assets (%)                5.43        4.82     5.10      4.97        4.82(7)
 Ratio of adjusted net investment income (loss) to average net assets(8)(%)     5.18        4.64     4.96      4.82        4.72(7)
 Portfolio turnover rate (%)                                                      34          51       62        37(9)       25
 Fee reduction per share ($)                                                    0.03(3)     0.02     0.01      0.01(3)     0.01

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(2) Six months ended June 30, 1996. (Unaudited.)
(3) Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.
(9) Portfolio turnover excludes merger activity.

                                              CALIFORNIA TAX-FREE INCOME FUND  5

HIGH YIELD TAX-FREE FUND

REGISTRANT NAME: JOHN HANCOCK TAX-FREE BOND TRUST
                                TICKER SYMBOL    CLASS A: JHTFX   CLASS B: TSHTX

[TARGET ICON]
GOAL AND STRATEGY
The fund seeks a high level of current income that is largely exempt from federal income tax and is consistent with preservation of capital. To pursue this goal, the fund invests primarily in a diversified portfolio of tax-exempt municipal debt securities.

[FOLDER ICON]
PORTFOLIO SECURITIES
The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of assets in municipal bonds rated A, BBB/Baa or BB/Ba and their unrated equivalents. Up to 5% of assets may be invested in bonds rated B, CCC/Caa or CC/Ca. Bonds rated BB/Ba or lower are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, including various derivative securities primarily used in the fund's capital preservation strategies, and may engage in other investment practices.

[RISK ICON]
RISK FACTORS
As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities). Investors should expect greater fluctuations in share price, yield and total return compared to less aggressive tax-free income funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Issuers of BBB/Baa rated bonds and junk bonds are typically in weaker financial health than issuers of high quality bonds, and their ability to pay interest and principal is less certain. These issuers are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception of adverse news. Before you invest, please read "More about risk" starting on page 24.

[INDIVIDUAL ICON]
PORTFOLIO MANAGEMENT
Frank A. Lucibella, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Mr. Lucibella joined John Hancock Funds in 1988 and has been in the investment business since 1982.

INVESTOR EXPENSES
[PERCENT ICON]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES                  CLASS A        CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                4.50%          none

 Maximum sales charge imposed on
 reinvested dividends                               none           none

 Maximum deferred sales charge                      none(1)        5.00%

 Redemption fee(2)                                  none           none

 Exchange fee                                       none           none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee                                     0.58%          0.58%

 12b-1 fee(3)                                       0.25%          1.00%

 Other expenses                                     0.25%          0.25%

 Total fund operating expenses                      1.08%          1.83%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

SHARE CLASS                   YEAR 1     YEAR 3     YEAR 5     YEAR 10
 Class A shares                $56        $78        $102        $171

 Class B shares

   Assuming redemption
   at end of period            $69        $88        $119        $195

   Assuming no redemption      $19        $58        $99         $195

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2) Does not include wire redemption fee (currently $4.00).

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

6  HIGH YIELD TAX-FREE FUND

FINANCIAL HIGHLIGHTS
[DOLLAR SIGN ICON]
The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS B        0.12(6)  (5.13)(6)  15.88  7.54  4.60  10.07  7.89  13.69   (4.44)  13.99  (.22(6)
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)

CLASS A - YEAR ENDED OCTOBER 31,                                   1994(1)     1995(2)     1996(3)
 Per share operating performance
 Net asset value, beginning of period                              $9.85       $8.82       $9.47
 Net investment income                                              0.48(4)     0.57        0.30
 Net realized and unrealized gain (loss) on investments
 sold and financial futures contracts                              (0.94)       0.70       (0.24)
 Total from investment operations                                  (0.46)       1.27        0.06
 Less distributions:
   Dividends from net investment income                            (0.48)      (0.58)      (0.30)
   Distributions in excess of net investment income                (0.09)      (0.04)         --
   Total distributions                                             (0.57)      (0.62)      (0.30)
 Net asset value, end of period                                    $8.82       $9.47       $9.23
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                  4.96(6)    14.85        0.56(6)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                     15,401      14,225      20,896
 Ratio of expenses to average net assets (%)                        1.15(7)     1.06        1.09(7)
 Ratio of net investment income (loss) to average net assets (%)    6.08(7)     6.36        6.27(7)
 Portfolio turnover rate (%)                                          62          64          25


CLASS B - YEAR ENDED OCTOBER 31,                                1987(8)     1987(9)     1988     1989     1990     1991     1992
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                           $10.00      $9.49       $8.62    $9.25    $9.29    $9.07    $9.31
 Net investment income                                            0.53       0.37        0.62     0.55     0.55     0.54     0.55
 Net realized and unrealized gain (loss) on
 investments sold and financial futures contracts                (0.51)     (0.87)       0.70     0.13    (0.14)    0.34     0.17
 Total from investment operations                                 0.02      (0.50)       1.32     0.68     0.41     0.88     0.72
 Less distributions:
   Dividends from net investment income                          (0.53)     (0.37)      (0.66)   (0.51)   (0.55)   (0.54)   (0.55)
   Distributions in excess of net investment income                 --         --          --       --       --       --      --
   Distributions from net realized gain on investments sold         --         --       (0.03)      --       --       --    (0.09)
   Distributions from capital paid-in                               --         --          --    (0.13)   (0.08)   (0.10)      --
   Total distributions                                           (0.53)     (0.37)      (0.69)   (0.64)   (0.63)   (0.64)   (0.64)
 Net asset value, end of period                                  $9.49      $8.62       $9.25    $9.29    $9.07    $9.31    $9.39
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                0.12(6)   (5.13)(6)   15.88     7.54     4.60    10.07     7.89
 Total adjusted investment return at net asset value(5,10)(%)    (0.39)(6)  (5.34)(6)      --       --       --       --       --
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                   15,753     15,026      24,278   29,841   35,820   51,467   65,933
 Ratio of expenses to average net assets (%)                      0.56(6)    0.61(6)     2.05     2.32     2.20     2.36     2.17
 Ratio of adjusted expenses to average net assets(11) (%)         1.07(6)    0.82(6)       --       --       --       --       --
 Ratio of net investment income to
 average net assets (%)                                           4.96(6)    4.05(6)     6.66     5.79     5.96     5.61     5.78
 Ratio of adjusted net investment income (loss)
 to average net assets(11) (%)                                    4.45(6)    3.84(6)       --       --       --       --       --
 Portfolio turnover rate (%)                                       153         42          82       29       41       83       40
 Fee reduction per share ($)                                      0.05       0.02          --       --       --       --       --


CLASS B - YEAR ENDED OCTOBER 31,                                   1993     1994     1995(2)     1996(3)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                              $9.39    $9.98    $8.82       $9.47
 Net investment income                                              0.53     0.48     0.51        0.27
 Net realized and unrealized gain (loss) on
 investments sold and financial futures contracts                   0.72    (0.90)    0.69       (0.24)
 Total from investment operations                                   1.25    (0.42)    1.20        0.03
 Less distributions:
   Dividends from net investment income                            (0.56)   (0.48)   (0.51)      (0.27)
   Distributions in excess of net investment income                 --      (0.07)   (0.04)         --
   Distributions from net realized gain on investments sold        (0.10)   (0.19)      --          --
   Distributions from capital paid-in                                 --       --       --          --
   Total distributions                                             (0.66)   (0.74)   (0.55)      (0.27)
 Net asset value, end of period                                    $9.98    $8.82    $9.47       $9.23
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                 13.69    (4.44)   13.99        0.22(6)
 Total adjusted investment return at net asset value(5,10)(%)         --       --       --          --
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                    113,442  151,069  155,234     151,312
 Ratio of expenses to average net assets (%)                        2.06     1.85     1.79        1.78(7)
 Ratio of adjusted expenses to average net assets(11) (%)             --       --       --          --
 Ratio of net investment income to
 average net assets (%)                                             5.23     5.36     5.61        5.57(7)
 Ratio of adjusted net investment income (loss)
 to average net assets(11) (%)                                        --       --       --          --
 Portfolio turnover rate (%)                                         100       62       64          25
 Fee reduction per share ($)                                          --       --       --          --

(1)   Class A shares commenced operations on December 31, 1993.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Six months ended April 30, 1996. (Unaudited).
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7)   Annualized.
(8)   For the period August 25, 1986 to April 30, 1987.
(9)   For the period May 1, 1987 to October 31, 1987.
(10) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(11)  Unreimbursed, without fee reduction.

                                                     HIGH YIELD TAX-FREE FUND  7

MASSACHUSETTS TAX-FREE INCOME FUND

REGISTRANT NAME: JOHN HANCOCK TAX-EXEMPT SERIES FUND
                                TICKER SYMBOL    CLASS A: JHMAX     CLASS B: N/A




GOAL AND STRATEGY
[TARGET ICON]
The fund seeks income that is exempt from federal and Massachusetts personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES
[FOLDER ICON]
The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of net assets in Massachusetts municipal securities. Up to 33.3% of assets may be invested in municipal securities rated BBB/Baa or BB/Ba and their unrated equivalents. The balance of the fund's investments must be rated at least A or be of equivalent quality. Bonds rated BB/Ba are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of net assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS
[RISK ICON]
As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Because the fund is not diversified and because it concentrates in securities of Massachusetts issuers, its performance is largely dependent on factors that may disproportionately affect its investments.

These factors may include:

o local economic or policy changes
o tax base erosion
o state constitutional limits on tax increases
o changes in the ratings assigned to the state's municipal issuers

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT
[INDIVIDUAL ICON]
Dianne Sales-Singer, CFA, leader of the fund's portfolio management team since July 1993, is a senior portfolio officer of the adviser. Ms. Sales-Singer joined John Hancock Funds in 1989 and has been in the investment business since 1984.

INVESTOR EXPENSES
[PERCENT ICON]
Fund investors pay various expenses, either directly or indirectly. The figures below are based on Class A expenses for the past year, adjusted to reflect any changes. There were no Class B shares issued or outstanding during the last fiscal year. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES             CLASS A   CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)         4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                        none      none
 Maximum deferred sales charge               none(1)   5.00%
 Redemption fee(2)                           none      none
 Exchange fee                                none      none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee (after expense limitation)(3)                    0.00%     0.00%
 12b-1 fee(4)                                                    0.30%     1.00%
 Other expenses                                                  0.40%     0.40%
 Total fund operating expenses (after limitation)(3)             0.70%     1.40%


EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

SHARE CLASS                   YEAR 1  YEAR 3   YEAR 5  YEAR 10
 Class A shares               $52      $66      $82      $128
 Class B shares
   Assuming redemption
   at end of period           $64      $74      $97      $149
   Assuming no redemption     $14      $44      $77      $149

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2) Does not include wire redemption fee (currently $4.00).

(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation, management fees would be 0.50% for each class and total fund operating expenses would be 1.20% for Class A and 1.90% for Class B.

(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

8 MASSACHUSETTS TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS
[DOLLAR ICON]
The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.


VOLATILITY, AS INDICATED BY CLASS A                       13.13(4)  9.67   3.49   12.10   12.11   13.29   (0.97)   7.66   4.76(3)
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)


CLASS A -- YEAR ENDED AUGUST 31,                                    1988(1)        1989        1990        1991         1992
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                             $10.00         $10.63      $10.94      $10.63       $11.15
 Net investment income                                              0.65           0.70        0.69        0.73         0.71
 Net realized and unrealized gain (loss) on investments             0.63           0.31       (0.31)       0.53         0.60
 Total from investment operations                                   1.28           1.01        0.38        1.26         1.31
 Less distributions:

   Dividends from net investment income                            (0.65)         (0.70)      (0.69)      (0.73)       (0.71)
   Distributions from net realized gain on investments sold           --             --          --       (0.01)          --
   Total distributions                                             (0.65)         (0.70)      (0.69)      (0.74)       (0.71)
 Net asset value, end of period                                   $10.63         $10.94      $10.63      $11.15       $11.75
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                 13.13(4)        9.67        3.49       12.10        12.11
 Total adjusted investment return at net asset value(3,6) (%)      10.38(4)        9.16        2.72       10.66        10.93

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                      4,757          9,138       9,968      15,015       29,113
 Ratio of expenses to average net assets (%)                        1.00(4)        1.00        1.00        0.60         0.60
 Ratio of adjusted expenses to average net assets(7) (%)            3.75(4)        1.51        1.77        2.04         1.78

 Ratio of net investment income (loss) to average net assets (%)    6.28(4)        6.35        6.31        6.64         6.18
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                  3.53(4)        5.84        5.54        5.20         5.00
 Portfolio turnover rate (%)                                          20              2           2          29           56
 Fee reduction per share ($)                                        0.28           0.11        0.08        0.16         0.14



CLASS A -- YEAR ENDED AUGUST 31,                                    1993        1994         1995         1996(2)

 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                             $11.75       $12.43       $11.56       $11.76
 Net investment income                                              0.67         0.63         0.65         0.32
 Net realized and unrealized gain (loss) on investments             0.82        (0.75)        0.20         0.23
 Total from investment operations                                   1.49        (0.12)        0.85         0.55
 Less distributions:

   Dividends from net investment income                            (0.67)       (0.63)       (0.65)       (0.32)
   Distributions from net realized gain on investments sold        (0.14)       (0.12)          --           --
   Total distributions                                             (0.81)       (0.75)       (0.65)       (0.32)
 Net asset value, end of period                                   $12.43       $11.56       $11.76       $11.99
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                 13.29        (0.97)        7.66         4.76(5)
 Total adjusted investment return at net asset value(3,6) (%)      12.38        (1.50)        7.21         4.38(5)

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                     50,019       54,122       54,416       56,852
 Ratio of expenses to average net assets (%)                        0.67         0.70         0.70         0.76(4)
 Ratio of adjusted expenses to average net assets(7) (%)            1.58         1.23         1.15         1.15(4)

 Ratio of net investment income (loss) to average net assets (%)    5.61         5.28         5.67         5.42(4)
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                  4.70         4.75         5.22         5.04(4)
 Portfolio turnover rate (%)                                          79           29           24           24
 Fee reduction per share ($)                                        0.11         0.06         0.05         0.04


CLASS B -- YEAR ENDED AUGUST 31,                                                                            1996(1)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                                                         --
 Net investment income                                                                                        --
 Net realized and unrealized gain (loss) on investments                                                       --
 Total from investment operations                                                                             --
 Less distributions:
   Dividends from net investment income                                                                       --
   Distributions from net realized gain on investments sold                                                   --
   Total distributions                                                                                        --
 Net asset value, end of period                                                                               --
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                                                            --
 Total adjusted investment return at net asset value(3,6) (%)                                                 --
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                                                 --
 Ratio of expenses to average net assets (%)                                                                  --
 Ratio of adjusted expenses to average net assets(7) (%)                                                      --
 Ratio of net investment income (loss) to average net assets (%)                                              --
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                                                            --
 Portfolio turnover rate (%)                                                                                  --
 Fee reduction per share ($)                                                                                  --


(1) Class A shares commenced operations on September 3, 1987. Class B shares commenced operations on September 30, 1996.
(2) Six months ended February 29, 1996. (Unaudited.)
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Annualized.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Unreimbursed, without fee reduction.


                                            MASSACHUSETTS TAX-FREE INCOME FUND 9

NEW YORK TAX-FREE INCOME FUND

REGISTRANT NAME: JOHN HANCOCK TAX-EXEMPT SERIES FUND
                                TICKER SYMBOL    CLASS A: JHNYX     CLASS B: N/A




GOAL AND STRATEGY
[TARGET ICON]
The fund seeks income that is exempt from federal income taxes as well as New York State and New York City personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES
[FOLDER ICON]
The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of net assets in New York municipal securities. Up to 33.3% of assets may be invested in municipal securities rated BBB/Baa or BB/Ba and their unrated equivalents. The balance of the fund's investments must be rated at least A or be of equivalent quality. Bonds rated BB/Ba are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of net assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS
[RISK ICON]
As with most income funds, the value of your investment in the fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Because the fund is not diversified and because it concentrates in securities of New York issuers, certain factors may disproportionately affect the fund's investments. These factors may include:

- local economic or policy changes
- tax base erosion
- limited flexibility to raise taxes
- changes in the ratings assigned to the state's municipal issuers - the legacy of past credit problems of New York City and other issuers

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT
[INDIVIDUAL ICON]
Frank A. Lucibella, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. He joined John Hancock Funds in 1988 and has been in the investment business since 1982.

INVESTOR EXPENSES
[PERCENT ICON]
Fund investors pay various expenses, either directly or indirectly. The figures below are based on Class A expenses for the past year, adjusted to reflect any changes. There were no Class B shares issued or outstanding during the last fiscal year. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES                       CLASS A  CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                   4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                                  none      none
 Maximum deferred sales charge                         none(1)   5.00%
 Redemption fee(2)                                     none      none
 Exchange fee                                          none      none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee (after expense limitation)(3)          0.00%     0.00%
 12b-1 fee(4)                                          0.30%     1.00%
 Other expenses                                        0.40%     0.40%
 Total fund operating expenses (after limitation)(3)   0.70%     1.40%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

SHARE CLASS                   YEAR 1  YEAR 3   YEAR 5   YEAR 10
 Class A shares               $52     $66      $82      $128
 Class B shares
   Assuming redemption
   at end of period           $64     $74      $97      $149
   Assuming no redemption     $14     $44      $77      $149

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation, management fees would be 0.50% for each class and total fund operating expenses would be 1.20% for Class A and 1.90% for Class B.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

10 NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS
[DOLLAR ICON]
The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS A               11.40(4)   11.87   3.74   12.24   12.17   13.70   (1.05)   7.19   5.37(5)
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)


CLASS A -- YEAR ENDED AUGUST 31,                                    1988(1)        1989        1990         1991         1992
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                             $10.00         $10.48      $11.01       $10.74       $11.29
 Net investment income                                              0.61           0.68        0.67         0.72         0.72
 Net realized and unrealized gain (loss) on investments             0.48           0.55       (0.25)        0.55         0.63

 Total from investment operations                                   1.09           1.23        0.42         1.27         1.35
 Less distributions:
   Dividends from net investment income                            (0.61)         (0.68)      (0.67)       (0.72)       (0.72)
   Distributions from net realized gain on investments sold           --          (0.02)      (0.02)          --        (0.02)
   Total distributions                                             (0.61)         (0.70)      (0.69)       (0.72)       (0.74)
 Net asset value, end of period                                   $10.48         $11.01      $10.74       $11.29       $11.90
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                 11.40(4)       11.87        3.74        12.24        12.17
 Total adjusted investment return at net asset value(3,6) (%)       7.56(4)       11.22        3.05        11.02        11.09

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                      4,306          8,795      13,357       20,878       33,806
 Ratio of expenses to average net assets (%)                        1.00(4)        1.00        1.00         0.60         0.60
 Ratio of adjusted expenses to average net assets(7) (%)            4.84(4)        1.65        1.69         1.82         1.68


 Ratio of net investment income (loss) to average net assets (%)    6.11(4)        6.30        6.17         6.57         6.22
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                  2.27(4)        5.65        5.48         5.35         5.14
 Portfolio turnover rate (%)                                          16             10          10           12           48
 Fee reduction per share ($)                                        0.38           0.13        0.08         0.13         0.13



CLASS A -- YEAR ENDED AUGUST 31,                                     1993         1994         1995         1996(2)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                              $11.90       $12.63       $11.73       $11.88
 Net investment income                                               0.68         0.64         0.65         0.33
 Net realized and unrealized gain (loss) on investments              0.87        (0.77)        0.15         0.30

 Total from investment operations                                    1.55        (0.13)        0.80         0.63
 Less distributions:
   Dividends from net investment income                             (0.68)       (0.64)       (0.65)       (0.33)
   Distributions from net realized gain on investments sold         (0.14)       (0.13)          --           --
   Total distributions                                              (0.82)       (0.77)       (0.65)       (0.33)
 Net asset value, end of period                                    $12.63       $11.73       $11.88       $12.18
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                  13.70        (1.05)        7.19         5.37(5)
 Total adjusted investment return at net asset value(3,6) (%)       12.83        (1.58)        6.74         4.97(5)

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                      52,444       55,690       55,753       57,770
 Ratio of expenses to average net assets (%)                         0.67         0.70         0.70         0.73(4)
 Ratio of adjusted expenses to average net assets(7) (%)             1.54         1.23         1.15
                                                                                                            1.13(4)

 Ratio of net investment income (loss) to average net assets (%)     5.63         5.28         5.67         5.47(4)
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                   4.76         4.75         5.22         5.07(4)
 Portfolio turnover rate (%)                                           56           23           70           30
 Fee reduction per share ($)                                         0.11         0.06         0.05         0.05


CLASS B -- YEAR ENDED AUGUST 31,                                                                            1996(1)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                                                         --
 Net investment income                                                                                        --
 Net realized and unrealized gain (loss) on investments                                                       --
 Total from investment operations                                                                             --
 Less distributions:
   Dividends from net investment income                                                                       --
   Distributions from net realized gain on investments sold
   Total distributions                                                                                        --
 Net asset value, end of period                                                                               --
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                                                            --
 Total adjusted investment return at net asset value(3,6) (%)                                                 --
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                                                 --
 Ratio of expenses to average net assets (%)                                                                  --
 Ratio of adjusted expenses to average net assets(7) (%)                                                      --
 Ratio of net investment income (loss) to average net assets (%)                                              --
 Ratio of adjusted net investment income (loss) to average
 net assets(7) (%)                                                                                            --
 Portfolio turnover rate (%)                                                                                  --
 Fee reduction per share ($)                                                                                  --


(1) Class A shares commenced operations on September 11, 1987. Class B shares commenced operations on September 30, 1996.
(2) Six months ended February 29, 1996. (Unaudited.)
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Annualized.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Unreimbursed, without fee reduction.

                                                NEW YORK TAX-FREE INCOME FUND 11

TAX-FREE BOND FUND

REGISTRANT NAME: JOHN HANCOCK TAX-FREE BOND TRUST
                                TICKER SYMBOL    CLASS A: TAMBX   CLASS B: TSMBX


GOAL AND STRATEGY
[TARGET ICON]
The fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of municipal securities. Under normal circumstances, the fund will place at least 80% of assets in municipal bonds.

PORTFOLIO SECURITIES
[FOLDER ICON]
The fund's municipal bonds may include investment-grade bonds, notes and commercial paper of any maturity. Less than 35% of assets may be invested in municipal bonds rated BB/Ba or B (junk bonds) and their unrated equivalents. The fund may not invest more than 25% of assets in private activity bonds of issuers in any one industry. There is no limit on the fund's investments in issuers located in any one state.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS
[RISK ICON]
As with most income investments, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed income securities (including municipal securities). Bonds with longer maturities are especially sensitive to interest rate movements.

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT
[INDIVIDUAL ICON]
Thomas C. Goggins has been the leader of the fund's portfolio management team since joining John Hancock Funds in April 1995. A senior vice president of the adviser, Mr. Goggins has been in the investment business since 1986.

INVESTOR EXPENSES
[PERCENT ICON]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES                  CLASS A   CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)              4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                             none      none
 Maximum deferred sales charge                    none(1)   5.00%
 Redemption fee(2)                                none      none
 Exchange fee                                     none      none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee                                   0.55%     0.55%
 12b-1 fee(3,4)                                   0.25%     1.00%
 Other expenses                                   0.29%     0.29%
 Total fund operating expenses(4)                 1.09%     1.84%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

SHARE CLASS                    YEAR 1  YEAR 3   YEAR 5   YEAR 10
 Class A shares                $56     $78      $102     $172
 Class B shares
   Assuming redemption
   at end of period            $69     $88      $120     $196
   Assuming no redemption      $19     $58      $100     $196

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(4) Until December 23, 1996, the adviser has agreed to limit total fund operating expenses to 0.85% for Class A and 1.60% for Class B. Effective December 23, 1996 the 12b-1 fee will be increased from 0.15% to 0.25% for Class A and from 0.90% to 1.00% for Class B. Prior to the increase, total fund operating expenses would be 0.99% for Class A and 1.74% for Class B.

12 TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS
[Dollar Sign Icon]
The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS A
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)        6.04(6)   14.78    10.97    15.15    (9.28)  20.20  (1.27)(6)
(scale varies from fund to fund)

CLASS A - YEAR ENDED DECEMBER 31,                                  1990(1)    1991        1992         1993
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                          $ 10.00       $ 9.90     $ 10.24     $  10.47
 Net investment income                                            0.71         0.69        0.67         0.62
 Net realized and unrealized gain (loss) on investments          (0.13)        0.72        0.42         0.93
 Total from investment operations                                 0.58         1.41        1.09         1.55
 Less distributions:
   Dividends from net investment income                          (0.68)       (0.68)      (0.68)       (0.62)
   Distributions from net realized gain on investments sold         --        (0.39)      (0.18)       (0.44)
   Total distributions                                           (0.68)       (1.07)      (0.86)       (1.06)
 Net asset value, end of period                               $   9.90      $ 10.24     $ 10.47     $  10.96
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                6.04(6)     14.78       10.97        15.15
 Total adjusted investment return at net asset value(5,7)(%)      5.19(6)     14.40       10.67        14.98
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                   45,437       73,393      99,523      136,521
 Ratio of expenses to average net assets (%)                     0.40(6)       0.60        0.66         0.78
 Ratio of adjusted expenses to average net assets(9) (%)         1.25(6)       0.98        0.96         0.95
 Ratio of net investment income (loss) to average net assets(%)  7.09(6)       6.86        6.46         5.57
 Ratio of adjusted net investment income (loss) to average
 net assets(9) (%)                                               6.24(6)       6.48        6.16         5.40
 Portfolio turnover rate (%)                                       64           123          79          116
 Fee reduction per share ($)                                     0.08          0.04        0.03         0.02


CLASS A - YEAR ENDED DECEMBER 31,                                  1994         1995        1996(3)
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                            $ 10.96       $ 9.39      $  10.67
 Net investment income                                              0.58         0.57(4)       0.31(4)
 Net realized and unrealized gain (loss) on investments            (1.58)        1.28         (0.45)
 Total from investment operations                                  (1.00)        1.85         (0.14)
 Less distributions:
   Dividends from net investment income                            (0.57)       (0.57)        (0.29)
   Distributions from net realized gain on investments sold           --           --            --
   Total distributions                                             (0.57)       (0.57)        (0.29)
 Net asset value, end of period                                  $  9.39      $ 10.67      $  10.24
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                 (9.28)       20.20         (1.27)(6)
 Total adjusted investment return at net asset value(5,7)(%)       (9.39)       20.08         (1.37)(6)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                    114,539      118,797       569,367
 Ratio of expenses to average net assets (%)                        0.85         0.85          0.85(8)
 Ratio of adjusted expenses to average net assets(9) (%)            0.96         0.97          1.05(8)
 Ratio of net investment income (loss) to average net assets(%)     5.72         5.67          5.81(8)
 Ratio of adjusted net investment income (loss) to average
 net assets(9) (%)                                                  5.61         5.55          5.61(8)
 Portfolio turnover rate (%)                                         107          113            80
 Fee reduction per share ($)                                        0.01         0.01(4)       0.01(4)

CLASS B - YEAR ENDED DECEMBER 31,                                    1992        1993         1994(2)        1995         1996(3)

 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                              $ 10.24      $ 10.47      $ 10.96      $  9.38       $ 10.67
 Net investment income                                                0.59(4)      0.54         0.50         0.50(4)       0.25(4)
 Net realized and unrealized gain (loss) on investments               0.42         0.93        (1.58)        1.28         (0.43)
 Total from investment operations                                     1.01         1.47        (1.08)        1.78         (0.18)
 Less distributions:
   Dividends from net investment income                             (0.60)        (0.54)       (0.50)       (0.49)        (0.25)
   Distributions from net realized gain on investments sold         (0.18)        (0.44)          --           --            --
   Total distributions                                              (0.78)        (0.98)       (0.50)       (0.49)        (0.25)
 Net asset value, end of period                                   $ 10.47       $ 10.96        $9.38      $ 10.67       $ 10.24
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                  10.15         14.30       (10.05)       19.41         (1.63)(6)
 Total adjusted investment return at net asset value(5,7) (%)        9.85         14.13       (10.16)       19.29         (1.73)(6)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                      18,272        56,384       70,243       76,824        81,123
 Ratio of expenses to average net assets (%)                         1.43          1.53         1.60         1.60          1.60(8)
 Ratio of adjusted expenses to average net assets(9) (%)             1.73          1.70         1.71         1.72          1.80(8)
 Ratio of net investment income (loss) to average net assets (%)     5.57          4.66         4.97         4.90          4.94(8)
 Ratio of adjusted net investment income (loss) to average
 net assets(9) (%)                                                    5.27         4.49         4.86         4.78          4.74(8)
 Portfolio turnover rate (%)                                            79          116          107          113            80
 Fee reduction per share ($)                                          0.03(4)      0.02         0.01         0.01(4)       0.01(4)

(1) Class A shares commenced operations on January 5, 1990.

(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(3) Six months ended June 30, 1996 (Unaudited).

(4) Based on the average of the shares outstanding at the end of each month.

(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(6) Not annualized.

(7) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(8) Annualized.

(9) Unreimbursed, without fee reduction.


                                                           TAX-FREE BOND FUND 13

YOUR ACCOUNT


CHOOSING A SHARE CLASS

All John Hancock tax-free income funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

Class A                                       Class B

-  Front-end sales charges,                   - No front-end sales charge;
   as described below. There are                all your money goes to
   several ways to reduce these                 work for you right away.
   charges, also described below.
                                              - Higher annual expenses
-  Lower annual expenses                        than Class A shares.
   than Class B shares.
                                              - A deferred sales charge on
                                                shares you sell within six
                                                years of purchase, as
                                                described below.

                                              - Automatic conversion to
                                                Class A shares after eight
                                                years, thus reducing future
                                                annual expenses.


For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:


CLASS A SALES CHARGES

                         AS A % OF        AS A % OF YOUR
 YOUR INVESTMENT         OFFERING PRICE     INVESTMENT

 Up to $99,999              4.50%             4.71%
 $100,000 - $249,999        3.75%             3.90%
 $250,000 - $499,999        3.00%             3.09%
 $500,000 - $999,999        2.00%             2.04%
 $1,000,000 and over        See below

INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

CDSC ON $1 MILLION+ INVESTMENTS

 YOUR INVESTMENT                CDSC ON SHARES BEING SOLD

 First $1M - $4,999,999         1.00%

 Next $1 - $5M above that       0.50%

 Next $1 or more above that     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

CLASS B DEFERRED CHARGES

 YEARS AFTER PURCHASE            CDSC ON SHARES BEING SOLD

 1st year                        5.00%

 2nd year                        4.00%

 3rd or 4th year                 3.00%

 5th year                        2.00%

 6th year                        1.00%

 After 6 years                   None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.


14 YOUR ACCOUNT

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

- Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Investor Services to add these options (see the back cover of this prospectus).

GROUP INVESTMENT PROGRAM Allows established groups of four or more investors to invest as a group. Each has an individual account, but for sales charge purposes, their investments are lumped together, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial aggregate investments must be at least $250) and you may terminate the program at any time.

To utilize: contact your financial representative or Investor Services to find out how to qualify.

CDSC WAIVERS As long as Investor Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:

- to make payments through certain systematic withdrawal plans

- to make certain distributions from a retirement plan

- because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Investor Services, or consult the SAI (see the back cover of this prospectus).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may invest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Investor Services.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- government entities that are prohibited from paying mutual fund sales charges

- financial institutions or common trust funds investing $1 million or more for non-discretionary accounts

- selling brokers and their employees and sales representatives

- financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds

- fund trustees and other individuals who are affiliated with these or other John Hancock funds

- individuals transferring assets to a John Hancock tax-free fund from an employee benefit plan that has John Hancock funds

- members of an approved affinity group financial services program

- certain insurance company contract holders (one-year CDSC usually applies)

- participants in certain retirement plans with at least 100 members (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Investor Services, or consult the SAI.

OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

  - non-retirement account: $1,000

  - group investments: $250

  - Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Investor Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You can initiate any purchase, exchange or sale of shares through your financial representative.

                                                                 YOUR ACCOUNT 15

BUYING SHARES

OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT

BY CHECK

[CHECK ICON]

- Make out a check for the              - Make out a check for the
  investment amount, payable to           investment amount payable to
  "John Hancock Investor Services         "John Hancock Investor Services
  Corporation."                           Corporation."

- Deliver the check and your            - Fill out the detachable
  completed application to your           investment slip from an account
  financial representative, or mail       statement. If no slip is
  them to Investor Services               available, include a note
  (address on next page).                 specifying the fund name, your
                                          share class, your account number
                                          and the name(s) in which the
                                          account is registered.

                                        - Deliver the check and your
                                          investment slip or note to your
                                          financial representative, or mail
                                          them to Investor Services
                                          (address on next page).

BY EXCHANGE

[EXCHANGE ICON]

- Call your financial                   - Call Investor Services to request
  representative or Investor              an exchange.
  Services to request an exchange.

BY WIRE

[WIRE ICON]

- Deliver your completed                - Instruct your bank to wire the
  application to your financial           amount of your investment to:
  representative, or mail it to           First Signature Bank & Trust
  Investor Services.                      Account # 900000260
                                          Routing # 211475000
- Obtain your account number by           Specify the fund name, your share
  calling your financial                  class, your account number and
  representative or Investor              the name(s) in which the account
  Services.                               is registered. Your bank may
                                          charge a fee to wire funds.
- Instruct your bank to wire the
  amount of your investment to:
  First Signature Bank & Trust
  Account # 900000260
  Routing # 211475000
  Specify the fund name, your
  choice of share class, the new
  account number and the name(s) in
  which the account is registered.
  Your bank may charge a fee to
  wire funds.

BY PHONE

[PHONE ICON]

See "By wire" and "By exchange."        - Verify that your bank or credit
                                          union is a member of the
                                          Automated Clearing House (ACH)
                                          system.

                                        - Complete the "Invest-By-Phone"
                                          and "Bank Information" sections
                                          on your account application.

                                        - Call Investor Services to verify
                                          that these features are in place
                                          on your account.

                                        - Tell the Investor Services
                                          representative the fund name,
                                          your share class, your account
                                          number, the name(s) in which the
                                          account is registered and the
                                          amount of your investment.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


16  YOUR ACCOUNT

SELLING SHARES

DESIGNED FOR                            TO SELL SOME OR ALL OF YOUR SHARES

BY LETTER

[LETTER ICON]

- Accounts of any type.                 - Write a letter of instruction or
                                          complete a stock power indicating
- Sales of any amount.                    the fund name, your share class,
                                          your account number, the name(s)
                                          in which the account is
                                          registered and the dollar value
                                          or number of shares you wish to
                                          sell.

                                        - Include all signatures and any
                                          additional documents that may be
                                          required (see next page).

                                        - Mail the materials to Investor
                                          Services.

                                        - A check will be mailed to the
                                          name(s) and address in which the
                                          account is registered, or
                                          otherwise according to your
                                          letter of instruction.

BY PHONE

[PHONE ICON]

- Most accounts.                        - For automated service 24 hours a
                                          day using your touch-tone phone,
- Sales of up to $100,000.                call the EASI-Line at
                                          1-800-338-8080.

                                        - To place your order with a
                                          representative at John Hancock
                                          Funds, call Investor Services
                                          between 8 A.M. and 4 P.M. on most
                                          business days.

BY WIRE OR ELECTRONIC FUNDS
TRANSFER (EFT)

[WIRE ICON]

- Requests by letter to sell any        - Fill out the "Telephone
  amount (accounts of any type).          Redemption" section of your new
                                          account application.
- Requests by phone to sell up to
  $100,000 (accounts with telephone     - To verify that the telephone
  redemption privileges).                 redemption privilege is in place
                                          on an account, or to request the
                                          forms to add it to an existing
                                          account, call Investor Services.

                                        - Amounts of $1,000 or more will be
                                          wired on the next business day. A
                                          $4 fee will be deducted from your
                                          account.

                                        - Amounts of less than $1,000 may
                                          be sent by EFT or by check. Funds
                                          from EFT transactions are
                                          generally available by the second
                                          business day. Your bank may
                                          charge a fee for this service.

BY EXCHANGE

[EXCHANGE ICON]

- Accounts of any type.                 - Obtain a current prospectus for
                                          the fund into which you are
- Sales of any amount.                    exchanging by calling your
                                          financial representative or
                                          Investor Services.

                                        - Call Investor Services to request
                                          an exchange.

ADDRESS
John Hancock Investor Services Corporation
P.O. Box 9116 Boston, MA  02205-9116

PHONE
1-800-225-5291

Or contact your financial representative for instructions and assistance.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


                                                                 YOUR ACCOUNT 17

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

- your address of record has changed within the past 30 days

- you are selling more than $100,000 worth of shares

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

- a broker or securities dealer

- a federal savings, cooperative or other type of bank

- a savings and loan or other thrift institution

- a credit union

- a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

SELLER                                  REQUIREMENTS FOR WRITTEN REQUESTS

[LETTER ICON]

Owners of individual, joint, sole       - Letter of instruction.
proprietorship, UGMA/UTMA
(custodial accounts for minors) or      - On the letter, the signatures and
general partner accounts.                 titles of all persons authorized
                                          to sign for the account, exactly
                                          as the account is registered.

                                        - Signature guarantee if applicable
                                          (see above).

Owners of corporate or association      - Letter of instruction.
accounts.
                                        - Corporate resolution, certified
                                          within the past 90 days.

                                        - On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the
                                          account.

                                        - Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust             - Letter of instruction.
accounts.
                                        - On the letter, the signature(s)
                                          of the trustee(s).

                                        - If the names of all trustees are
                                          not registered on the account,
                                          please also provide a copy of the
                                          trust document certified within
                                          the past 60 days.

                                        - Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders whose        - Letter of instruction signed by
co-tenants are deceased.                  surviving tenant.

                                        - Copy of death certificate.

                                        - Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       - Letter of instruction signed by
                                          executor.

                                        - Copy of order appointing
                                          executor.

                                        - Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           - Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.


18  YOUR ACCOUNT

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Investor Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Investor Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, Investor Services is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of your John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to that of the new fund if the new fund's rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may change or cancel its exchange privilege at any time, upon 60 days' notice to its shareholders. A fund may also refuse any exchange order.

CERTIFICATED SHARES Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Investor Services. Certificated shares can only be sold by returning the certificates to Investor Services, along with a letter of instruction or a stock power and a signature guarantee.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten calendar days after the purchase.

ELIGIBILITY BY STATE You may only invest in, or exchange into, fund shares legally available in your state.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- After every transaction (except a dividend reinvestment) that affects your account balance.

- After any changes of name or address of the registered owner(s).

- In all other circumstances, every quarter.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The funds generally declare dividends daily and pay them monthly. Short- and long-term capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.


                                                                 YOUR ACCOUNT 19

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

TAXABILITY OF DIVIDENDS As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.

Dividends from a fund's short- and long-term capital gains are taxable. Taxable dividends paid in January may be taxable as if they had been paid the previous December.

The state tax-free income funds intend to comply with certain state tax requirements so that their income dividends will be exempt from state and local personal income taxes in the applicable state. Dividends of the other tax-free income funds are not exempt from state and local income taxes.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Investor Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application.

- If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Investor Services Corporation." Deliver your check and application to your financial representative or Investor Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payment or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Investor Services.

RETIREMENT PLANS John Hancock Funds offers a range of qualified retirement plans, including IRAs, SEPs, 401(k) plans, 403(b) plans (including TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Investor Services at 1-800-225-5291.


20 YOUR ACCOUNT

FUND DETAILS

BUSINESS STRUCTURE

HOW THE FUNDS ARE ORGANIZED Each John Hancock tax-free income fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock tax-free income funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").


[THE FOLLOWING CHART IS SET IN PYRAMID STYLE]



                                  SHAREHOLDERS

  Distribution and            FINANCIAL SERVICES FIRMS AND
shareholder services             THEIR REPRESENTATIVES
                          Advise current and prospective share-
                         holders on their fund investments, often
                       in the context of an overall financial plan.

        PRINCIPAL DISTRIBUTOR                        TRANSFER AGENT
      John Hancock Funds, Inc.       John Hancock Investor Services Corporation
       101 Huntington Avenue                         P.O. Box 9116
       Boston, MA 02199-7603                      Boston, MA 02205-9116
 Markets the funds and distributes     Handles shareholder services, including
  shares through selling brokers,            record-keeping and statements,
   financial planners and other              distribution of dividends and
    financial representatives.            processing of buy and sell requests.

        INVESTMENT ADVISER                      CUSTODIAN
  John Hancock Advisers, Inc.         Investors Bank & Trust Co.         Asset
     101 Huntington Avenue                 89 South Street            management
     Boston, MA 02199-7603                  Boston, MA 02111
Manages the funds' business and    Holds the funds' assets, settles all
     investment activities.         portfolio trades and collects most
                                    of the valuation data required for
                                       calculating each fund's NAV.


                                    TRUSTEES
                        Supervise the funds' activities.

                                                                 YOUR ACCOUNT 21

ACCOUNTING COMPENSATION The funds compensate the adviser for performing tax and financial management services. Annual compensation for 1996 will not exceed 0.02% of each fund's average net assets.

PORTFOLIO TRADES In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

INVESTMENT GOALS AND POLICIES Except for Massachusetts and New York Tax-Free Income Funds, each fund's investment goal is fundamental and may only be changed with shareholder approval. Each fund's policy of investing at least 80% in municipal securities is fundamental and may not be changed without shareholder approval. The High Yield Tax-Free Fund's 80% credit policy is also fundamental.

DIVERSIFICATION Except for the Massachusetts and New York Tax-Free Income Funds, all of the tax-free income funds are diversified.

SALES COMPENSATION
As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.

CLASS B UNREIMBURSED DISTRIBUTION EXPENSES (1)

                                       UNREIMBURSED           AS A % OF
 FUND                                    EXPENSES             NET ASSETS

 California Tax-Free Income             $3,275,187               3.99%

 High Yield Tax-Free                    $5,853,826               3.77%

 Massachusetts Tax-Free Income          N/A                      N/A

 New York Tax-Free Income               N/A                      N/A

 Tax-Free Bond                          $3,009,557               4.07%

(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

INITIAL COMPENSATION Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

ANNUAL COMPENSATION Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears. Firms affiliated with John Hancock, which include Tucker Anthony, Sutro & Company and John Hancock Distributors, may receive an additional fee of up to 0.05% a year of their total eligible net assets.

To compensate for continuing services, John Hancock Funds will pay Merrill Lynch, Pierce, Fenner & Smith, Inc. an annual fee equal to 0.15% the value of Class A shares held by its customers for more than four years.


22 FUND DETAILS

CLASS A INVESTMENTS

                                                        MAXIMUM
                               SALES CHARGE             REALLOWANCE              FIRST YEAR               MAXIMUM
                               PAID BY INVESTORS        OR COMMISSION            SERVICE FEE              TOTAL COMPENSATION(1)
                               (% of offering price)    (% of offering price)    (% of net investment)    (% of offering price)

 Up to $99,999                  4.50%                    3.76%                    0.25%                    4.00%

 $100,000 - $249,999            3.75%                    3.01%                    0.25%                    3.25%

 $250,000 - $499,999            3.00%                    2.26%                    0.25%                    2.50%

 $500,000 - $999,999            2.00%                    1.51%                    0.25%                    1.75%

 REGULAR INVESTMENTS OF
 $1 MILLION OR MORE

 First $1M - $4,999,999         --                       0.75%                    0.25%                    1.00%

 Next $1 - $5M above that       --                       0.25%                    0.25%                    0.50%

 Next $1 and more above that    --                       0.00%                    0.25%                    0.25%

 WAIVER INVESTMENTS(2)          --                       0.00%                    0.25%                    0.25%

                MAXIMUM
                REALLOWANCE              FIRST YEAR               MAXIMUM
                OR COMMISSION            SERVICE FEE              TOTAL COMPENSATION
                (% of offering price)    (% of net investment)    (% of offering price)

 All amounts    3.75%                    0.25%                    4.00%

(1)Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2)Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


                                                                 FUND DETAILS 23

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following page are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any bond fund, there is no guarantee that a John Hancock tax-free income fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Common to all debt securities.

INFORMATION RISK The risk that key information about a security or market is inaccurate or unavailable. Common to all municipal securities.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

- HEDGED When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

- SPECULATIVE To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MANAGEMENT RISK The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK The risk of losses attributable to natural disasters, such as earthquakes and similar events.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK The risk of losses attributable to government or political actions of any sort.

VALUATION RISK The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


                                                                 FUND DETAILS 24

This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semi-annual reports.

Z  Percent of total assets (italic type)

10 Percent of net assets (roman type)

l  No policy limitation on usage; fund may be using currently

0  Permitted, but has not typically been used

-- Not permitted

                                                             CALIFORNIA       HIGH      MASSACHUSETTS   NEW YORK
                                                              TAX-FREE       YIELD        TAX-FREE      TAX-FREE      TAX-FREE
                                                               INCOME       TAX-FREE       INCOME        INCOME         BOND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
BORROWING; REVERSE REPURCHASE AGREEMENTS  The
borrowing of money from banks or through reverse
repurchase agreements. Leverage, credit risks.                    15          33.3(1)       33.3          33.3            15

REPURCHASE AGREEMENTS  The purchase of a security that
must later be sold back to the issuer at the same
price plus interest. Credit risk.                                  l             l             l             l             l

SECURITIES LENDING  The lending of securities to
financial institutions, which provide cash or
government securities as collateral. Credit risk.               33.3            --          33.3          33.3          33.3

SHORT-TERM TRADING  Selling a security soon after
purchase. A portfolio engaging in short-term trading
will have higher turnover and transaction expenses
Market risk.                                                       l             l             l             l             l

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS  The
purchase or sale of securities for delivery at a
future date; market value may change before delivery
Market, opportunity, leverage risks.                               l             l             l             l             l

------------------------------------------------------------------------------------------------------------------------------

CONVENTIONAL SECURITIES

NON-INVESTMENT-GRADE DEBT SECURITIES  Debt securities
rated below BBB/Baa are considered junk bonds. Credit,
market, interest rate, liquidity, valuation,
information risks.                                                20            85          33.3          33.3            35

PRIVATE ACTIVITY BONDS  Municipal debt obligations
that are backed primarily by revenues from
non-governmental entities. Credit, information,
interest rate, political, natural event risks.                     l             l             l             l             l

RESTRICTED AND ILLIQUID SECURITIES  Securities not
traded on the open market. May include illiquid Rule
144A securities. Liquidity, valuation, market risks.              10            10            15            15            10

------------------------------------------------------------------------------------------------------------------------------

UNLEVERAGED DERIVATIVE SECURITIES

PARTICIPATION INTERESTS  Securities representing an
interest in another security, often a municipal lease
obligation (MLO). MLOs are not backed by the full
faith and credit of the issuing municipality. Credit,
information, interest rate, liquidity, valuation risks.            l             l             l             l             l

------------------------------------------------------------------------------------------------------------------------------

LEVERAGED DERIVATIVE SECURITIES

FINANCIAL FUTURES AND OPTIONS; SECURITIES AND INDEX
OPTIONS Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index.

- Futures and related options. Interest rate, market,
  hedged or speculative leverage, correlation,
  liquidity, opportunity risks.                                    l             l             l             l             l

- Options on securities and indices. Interest rate,
  market, hedged or speculative leverage, correlation,
  liquidity, credit, opportunity risks.                            0             0             0             0             0

STRUCTURED SECURITIES Leveraged and/or indexed debt
securities, including principal-only and interest-only
securities, leveraged floating rate securities and
others. These securities tend to be highly sensitive
to interest rate movements and their performance may
not correlate to such movements in a conventional
fashion. Credit, interest rate, market, speculative
leverage, liquidity, valuation risks.                              l             l             l             l             l

SWAPS, CAPS, FLOORS, COLLARS OTC contracts involving
the right or obligation to receive or make payments
based on two different income streams. Correlation,
credit, currency, interest rate, hedged or speculative
leverage, liquidity, valuation risks.                              0             0             0             0             0

(1) Applies to reverse repurchase agreements. Other borrowings are limited to 15% of total assets.


                                                                 FUND DETAILS 25

ANALYSIS OF FUNDS WITH 5% OR MORE IN JUNK BONDS(1)

 QUALITY RATING
(S&P/MOODY'S)(2)                      HIGH YIELD TAX-FREE FUND     TAX-FREE BOND FUND

INVESTMENT-GRADE BONDS

 AAA/Aaa                                        10.32%                     22.6%

 AA/Aa                                           1.69%                      4.8%

 A/A                                             4.76%                     14.9%

 BBB/Baa                                        31.42%                     51.1%

JUNK BONDS

 BB/Ba                                          45.12%                      5.3%

 B/B                                             1.63%                      0.9%

 CCC/Caa                                         0.00%                     0.00%

 CC/Ca                                           0.00%                     0.00%

 C/C                                             0.00%                     0.00%

 % OF PORTFOLIO IN BONDS                       100.0                       99.6

(1) Data as of fund's last fiscal year end.

(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.


26 FUND DETAILS

FOR MORE INFORMATION

-------------------------------------------------------------------------------

Two documents are available that          To request a free copy of the current
offer further information on John         annual/semi-annual report or SAI,
Hancock tax-free income funds:            please write or call:

ANNUAL/SEMI-ANNUAL                        John Hancock Investor Services
REPORT TO SHAREHOLDERS                    Corporation
Includes financial statements,            P.O. Box 9116
detailed performance information,         Boston, MA 02205-9116
portfolio holdings, a statement from      Telephone: 1-800-225-5291
portfolio management and the              EASI-Line: 1-800-338-8080
auditor's report.                         TDD: 1-800-544-6713

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains more detailed
information on all aspects of the
funds. The current annual/
semi-annual report is included
in the SAI.

A current SAI has been filed with
the Securities and Exchange
Commission and is incorporated
by reference (is legally a part of this
prospectus).



JOHN HANCOCK FUNDS
A Global Investment Management Firm
101 Huntington Avenue
Boston, Massachusetts 02199-7603

[JOHN HANCOCK LOGO]                           (C) 1996 John Hancock Funds, Inc.
                                                                     TEXPN 9/96

                                  JOHN HANCOCK

                             TAX-EXEMPT SERIES FUND

                       Massachusetts Tax-Free Income Fund
                          New York Tax-Free Income Fund

                           Class A and Class B Shares

                       Statement of Additional Information

                               September 30, 1996


         This Statement of Additional Information provides information about John Hancock Tax-Exempt Series Fund (the "Trust") and its two series, the Massachusetts Tax-Free Income Fund and the New York Tax-Free Income Fund (each a "Fund" and together, the "Funds"), in addition to the information that is contained in the combined Tax-Free Income Funds' Prospectus (the "Prospectus") dated September 30, 1996.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS

Organization of the Trust                                              2
Investment Objective and Policies                                      2
Certain Investment Practices                                           8
Special Risks                                                         16
Ratings                                                               19, 22
Investment Restrictions                                               26
Those Responsible For Management                                      29
Investment Advisory And Other Services                                39
Distribution Contract                                                 42
Initial Sales Charge on Class A Shares                                44
Deferred Sales Charge on Class B Shares                               47

Special Redemptions                                                   50
Additional Services And Programs                                      51
Tax Status                                                            52
State Income Tax Information                                          59
Net Asset Value                                                       61
Description Of The Fund's Shares                                      62
Calculation Of Performance                                            64
Brokerage Allocation                                                  66
Transfer Agent Services                                               68
Custody Of Portfolios                                                 68
Independent Accountants                                               69
Appendix                                                             A-1
Financial Statements                                                 F-1

ORGANIZATION OF THE TRUST

The Trust is an open-end management investment company presently consisting of two non-diversified series which are described below.

The Trust was organized in March 1987 by John Hancock Advisers, Inc. (the "Adviser") as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to January 2, 1991, when the Trust changed its name, it was known as John Hancock Tax-Exempt Series Trust. Prior to July 1, 1996, the Massachusetts Tax-Free Income Fund (the "Massachusetts Fund") and the New York Tax-Free Income Fund (the "New York Fund") were known as the Massachusetts Portfolio and the New York Portfolio, respectively. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

Massachusetts Fund. The Massachusetts Fund is intended to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of Massachusetts. The Massachusetts Fund seeks to provide the maximum level of tax-exempt income that is consistent with preservation of capital.

New York Fund. The New York Fund is intended to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of New York State and New York City. The New York

Fund seeks to provide the maximum level of tax-exempt income that is consistent with preservation of capital.

There is no assurance that the Funds will achieve their respective investment objectives.

As defined in this Statement of Additional Information, "Tax-Exempt Bonds" and tax- exempt securities refer to debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is excludable from gross income for Federal income tax purposes, without regard to whether the interest income thereon is exempt from the personal income tax of any state.

General. Municipal bonds generally are classified as either general obligation bonds or revenue bonds. General obligation bonds are backed by the credit of an issuer having taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation of the issuer's legislative body. Revenue bonds, by contrast, are payable only from the revenues derived from a particular project, facility or a specific revenue source. They are not generally payable from the unrestricted revenues of the issuer.

All of the investments of each Fund will be made in:

     (1) Tax-Exempt Bonds which at the time of purchase are rated A or better by Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Services, Inc. ("Fitch"). Alternatively, the bonds may be unrated but considered by the Adviser to be of comparable quality, and issued by issuers which have other securities rated not lower than A by Standard & Poor's, Moody's or Fitch.

     (2) Tax-Exempt Bonds which are rated BBB or BB by Standard & Poor's, Baa or Ba by Moody's or BBB or BB by Fitch, or which are unrated but are considered by the Adviser to be of comparable quality. Not more than one-third of a Fund's total assets will be invested in Tax-Exempt Bonds rated lower than A or determined to be of comparable quality.

     (3) Notes of issuers having an issue of outstanding Tax-Exempt Bonds rated not lower than A by Standard & Poor's, Moody's or by Fitch, or notes which are guaranteed by the U.S. Government or rated MIG-1 or MIG-2 by Moody's, or unrated notes which are determined to be of comparable quality by the Adviser.

     (4) Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the credit of the particular Federal agency or instrumentality.

     (5) Commercial paper which is rated A-1 or A-2 by Standard & Poor's, P-1 or P-2 by Moody's, or at least F-1 by Fitch, or which is not rated, but is considered by the Adviser to be of comparable quality; obligations of banks with $1 billion of assets and cash equivalents, including certificates of deposit, bankers acceptances and repurchase agreements. Ratings of A-2 or P-2 on commercial paper indicate a strong capacity for timely payment, although the relative degree of safety is not as high as for issuers designated A-1 or P-1.


Tax-Exempt Bonds. Tax-Exempt Bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-Exempt Bonds may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses.

In addition, certain types of "private activity bonds" may be issued by public authorities to finance privately operated housing facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such private activity bonds are included within the term Tax-Exempt Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes.

The interest income on certain private activity bonds (including each Fund's distributions to its shareholders attributable to such interest) may be treated as a tax preference item under the Federal alternative minimum tax. The Funds will not include tax-exempt bonds generating this income for purposes of measuring compliance with the 80% fundamental investment policy described in the Prospectus.

Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may also constitute Tax-Exempt Bonds, but current Federal tax law places substantial limitations on the size of such issues.

Notes. Tax-Exempt Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-Exempt Notes include:

1. Project Notes. Project notes are backed by an agreement between a local issuing agency and the Federal Department of Housing and Urban Development ("HUD") and carry a United States Government guarantee. These notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and urban renewal programs). Although they are the primary obligations of the local public housing agencies or local urban renewal agencies, the HUD agreement provides for the additional security of the full faith and credit of the United States Government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from Project Notes.

2. Tax-Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are specifically payable from these particular future tax revenues.

3. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of specific types of revenue, other than taxes, such as federal revenues available under Federal Revenue Sharing Programs.

4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds for the repayment of the Notes.

5. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by the commitments of banks to purchase the loan.

Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax- exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Yields. The yields on Tax-Exempt Bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. The ratings of Moody's , Fitch and Standard & Poor's represent their opinions as to the quality of various Tax-Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity and interest rate with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of Tax-Exempt Bonds or changes in the investment objectives of investors.

"Moral Obligation" Bonds. Neither Fund currently intends to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

Lower Rated High Yield "High Risk" Debt Obligations. Each Fund may invest in high yielding, fixed income securities rated below Baa by Moody's or BBB by Standard & Poor's or Fitch or which are unrated but are considered by the Adviser to be of comparable quality. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Bonds rated BB or Ba are generally referred to as junk bonds. See the "Appendix" attached hereto.

The values of lower-rated securities and those which are unrated but which are considered by the Adviser to be of comparable quality generally fluctuate more than those of high-rated securities. These securities involve greater price volatility and risk of loss of principal and income. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower-rated securities generally respond to short-term market developments to a greater extent than for higher rated securities, because these developments are perceived to have a more direct relationship to the issuer's ability to meet its ongoing debt obligations. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting a Fund's exposure to the risks associated with lower rated securities. Because each Fund invests in securities in the lower rated categories, the achievement of each Fund's goals is more dependent on the

Adviser's ability than would be the case if each Fund were investing in securities in the higher rated categories.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the portfolio manager of each Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. Each Fund may invest in debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Additional Risks. Securities in which a Fund may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or, as the case may be, the Massachusetts or New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due principal of and interest on their Tax- Exempt Bonds may be materially affected.

From time to time, proposals have been introduced before Congress which would adversely affect the Federal income tax consequences of holding Tax-Exempt Bonds. Federal tax legislation enacted primarily during the 1980's limits the types and amounts of Tax-Exempt Bonds issuable for certain purposes, especially for industrial development bonds and other types of so-called "private activity" bonds. Such limits may affect the future supply and yields of these types of Tax-Exempt Bonds. Further proposals limiting the issuance of Tax-Exempt Bonds may well be introduced in the future. If it appeared that the availability of Tax-Exempt Bonds for investment by a Fund and the value of the Fund's investments could be materially affected by such changes in law, the Trustees would reevaluate such Fund's investment objective and policies and consider changes in the structure of the Fund or its dissolution.

Short-Term Trading and Portfolio Turnover. Each Fund may attempt to maximize current income through short-term portfolio trading. This will involve selling portfolio instruments and purchasing different instruments to take advantage of yield disparities in different segments of the market for government obligations. Short- term trading may have the effect of increasing portfolio turnover rate. The portfolio turnover rate for a Fund is calculated by dividing the lower of that Fund's annual sales or purchases of portfolio securities

(exclusive of purchases or sales of all securities whose maturities at the time of acquisition were 1 year or less) by the monthly average value of the securities in the Fund during the year. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for a Fund to qualify as a regulated investment company for Federal income tax purposes.

Non-Diversification. Each Fund has registered as a "non-diversified" investment company, permitting the Adviser to invest more than 5% of the assets of each Fund in the obligations of any one issuer. Since a relatively high percentage of a Fund's assets may be invested in the obligations of a limited number of issuers, the value of Fund shares may be more susceptible to any single economic, political or regulatory event than the shares of a diversified investment company.

Ratings. Ratings for Bonds issued by various jurisdictions are noted herein. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. Any downward revision or withdrawal of a rating could have an adverse effect on the market prices of any of the bonds described herein.

CERTAIN INVESTMENT PRACTICES

Forward Commitment and When-Issued Securities. The Funds may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Funds enter into repurchase agreements.

Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and the expense of enforcing its rights. It is a non-fundamental policy of each Portfolio not to invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days.

Reverse Repurchase Agreements. A Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. A Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. The Funds will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees.

Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Financial Futures Contracts. A Fund may hedge its portfolio by selling financial futures contracts to offset the effect of expected increases in interest rates and by purchasing such futures contracts to offset the effect of expected declines in interest rates. A Fund may also buy and sell futures contracts to hedge against changes in securities prices. Although other techniques could be used to reduce a Fund's exposure to interest rate and security price fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts. A Fund may enter into futures contracts and related options for hedging and speculative purposes to the extent permitted by the regulations of the Commodity Futures Trading Commission ("CFTC").

Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. Currently, financial futures contracts are based on interest rate- sensitive instruments such as long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, the municipal bond buyer index, and Eurodollar certificates of deposit. It is expected that if other financial futures contracts are developed and traded, a Fund may engage in transactions in such contracts.

Although financial futures contracts by their terms call for actual delivery or acceptance of interest rate instruments, in most cases these contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security and delivery month). If the offsetting purchase price is less than a Fund's original sale price, such Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than a Fund's original purchase price, such Fund realizes a gain, or if it is less, the Fund realizes a loss. A Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing out transaction. For a discussion of the Federal income tax considerations of transactions in financial futures contracts, see the information under the caption "Tax Status" below.

At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin." The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker, are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "marking to the market." Variation margin does not represent borrowing or lending by a Fund, but is instead settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired at that time. In computing net asset value, a Fund will mark to the market its open financial futures positions.

Successful hedging depends on a strong correlation between the market for the portfolio securities being hedged and the futures contract market for those securities. There are several factors that may prevent this correlation from being perfect, and thus, even a correct forecast of general interest rate trends may not result in a successful hedging transaction. There are significant differences between the securities and futures markets which could create an imperfect correlation between the markets and which could impair the effectiveness of a given hedge. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for financial futures and debt securities, including technical influences in futures trading and differences between the financial instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated and, thus subject to greater fluctuation in prices than higher-rated securities. In addition, the degree of imperfection may also be increased by the fact that the Funds will enter into financial futures contracts on taxable securities, and there is no guarantee that the prices of taxable securities will move in a similar manner to the prices of a Fund's tax-exempt securities.

A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Although the Adviser believes that the use of financial futures contracts will benefit the Funds, an incorrect prediction could result in a loss on both the hedged securities and a Fund's investments so that a Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken Fund actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.

Futures exchanges may limit the amount of fluctuation permitted in price of certain futures contract during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Finally, although a Fund engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, a Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If a Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

Options on Financial Futures Contracts. Each Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it.

Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case a Fund would lose the premium paid therefor. The potential loss incurred by a Fund in writing options on futures is unlimited and may exceed the premium received.

Other Considerations. The Funds will engage in futures transactions for bona fide hedging or speculative purposes to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Funds' futures transactions will be entered into for traditional hedging purposes - - i.e., futures contracts will be sold to protect against a decline in the price of securities that a Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased or will be in the process of purchasing, equivalent amounts of related securities or assets in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish speculative positions in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes.

When a Fund purchases a futures contract, writes a put option thereon or purchases a call option thereon, an amount of cash or liquid debt securities will be deposited in a segregated account with the Fund's custodian which is equal to the underlying value of the futures contract reduced by the amount of initial and variation margin held in the account of its broker.

Variable or Floating Rate Obligations. Certain of the obligations in which a Fund may invest may be variable or floating rate obligations on which the interest rate is adjusted at predesignated periodic intervals (variable rate) or when there is a change in the market rate of interest (floating rate) on which the interest rate payable on the obligation is met is based. Variable or floating rate obligations may include a demand feature which entitles the purchaser to demand prepayment of the principal amount prior to stated maturity. Also, the issuer may have a corresponding right to prepay the principal amount prior to maturity. As with any other type of debt security, the marketability of variable or floating rate instruments may vary depending upon a number of factors, including the type of issuer and the terms of the instruments. The Funds may also invest in more recently developed floating rate instruments which are created by dividing a municipal security's interest rate into two or more different components. Typically, one component ("floating rate component" or "FRC") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index. A second component ("inverse floating rate component" or "IFRC") pays an interest rate that varies inversely with changes to market rates of interest, because the interest paid to the IFRC holders is generally determined by subtracting a variable or floating rate from a predetermined amount (i.e., the difference between the total interest paid by the municipal security and that paid by the FRC). The Funds may purchase FRC's without limitation. Up to 10% of a Fund's total assets at time of purchase may be invested in IFRC's in an attempt to protect against a reduction in the income earned on its other investments due to a decline in interest rates. The extent of increases and decreases in the value of an IFRC generally will be greater than comparable changes in the value of an equal principal amount of a fixed-rate municipal security having similar credit quality, redemption provisions and maturity. To the extent that such instruments are not readily marketable, as determined by the Adviser pursuant to guidelines adopted by the Board of Trustees, they will be considered illiquid for purposes of a Fund's 15% of net assets investment restriction on investment in non- readily marketable securities.

Options Transactions. The Funds may write listed and over-the-counter covered call options and covered put options on debt and equity securities, securities indices and foreign currency to earn income from the premiums received. Each Fund may write listed and over-the-counter covered call and put options on up to 100% of its net assets. In addition, the Funds may purchase listed and over-the-counter call and put options on securities, securities indices and currency. The SEC considers over-the- counter options to be illiquid except under prescribed conditions which are discussed in detail in the Statement of Additional Information.

The Funds' ability to use futures contracts and options to hedge or increase total return successfully will depend on the ability of the Adviser to predict accurately the future direction of securities prices, interest rate changes, currency exchange rate fluctuations and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Funds could be prevented from opening or realizing the benefits of closing out a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

Options futures contracts and variable and floating rate instruments are generally considered to be "derivative" instruments because they derive their value from the performance of an underlying asset, index or other economic benchmark.

Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Board of Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 15% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Each Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund's Trustees.

Lending of Securities. Each Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. Each Fund may reinvest any cash collateral in short-term securities or money market instruments. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of each Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Participation Interests. Participation interests, which may taken the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. Each Fund's investments in participation interests are subject to its 15% of net assets limitation on investments in illiquid securities. A Fund may purchase only those participation interest that mature in 60 days or less, or, if maturing in more than 60 days, that have a floating rate that is automatically adjusted at least once every 60 days.

The investment objective and policies described above under the caption "Investment Objective and Policies" and the practices described above under the caption "Certain Investment Practices" are not fundamental and may be changed by the Trustees without shareholder approval. The policy of each Fund requiring that under normal circumstances at least 80% of the Fund's net assets consist of Tax-Exempt Bonds is fundamental and may not be changed by the Trustees without shareholder approval.

SPECIAL RISKS

The following information as to certain special risks associated with investing in Massachusetts and New York constitutes only a brief summary and does not purport to be a complete description of the considerations associated with such investments. The information is based in part on information from official statements related to securities offerings of Massachusetts and New York issuers and is believed to be accurate.

MASSACHUSETTS TAX-EXEMPT BONDS

The economy of the Commonwealth of Massachusetts (the "Commonwealth") has recently stabilized with unemployment falling to 5.4% for 1995, while the national unemployment rate was 5.6%. In February 1996, the unemployment rate in the Commonwealth was 5.0%, while the national unemployment rate was 5.5%.

The financial condition of the Commonwealth has improved over the last four years. This improvement reflects the combination of implementing more conservative fiscal policy and budgetary practices, as well as increasing tax revenues through a combination of tax increases and the slowly rebounding state economy. Since Fiscal 1992, the state revenues have increased from $9.48 billion to an estimated $11.16 billion in Fiscal 1995, an annual gain of 5.6%. For Fiscal 1996, tax revenues are currently projected to increase by 4.4% to $11.65 billion.

In connection with his proposal to reorganize state government, Governor Weld filed legislation on January 23, 1996 that would reduce the personal income tax rate on earned income from 5.95% to 5.45% over two calendar years. The bill would reduce the rate to 5.70% for calendar year 1997, followed by a reduction to 5.45% in calendar year 1998. The Executive Office for Administration and Finance of the Commonwealth estimates that this cut in the personal income tax rate would reduce base tax revenues by approximately $133 million in fiscal 1997, an additional $265 million in fiscal 1998 and a further $132 million in fiscal 1999, at which time the proposed tax reduction would be fully implemented.

Fiscal 1992. Fiscal 1992 ended with an excess of operating revenues over expenditures of $312 million and a positive fund balance of $549 million, which included $230 million in the Stabilization Fund. Overall, budgeted revenues increased 0.7% to $13.7 billion and budgeted expenditures declined by 1.7% to $13.4 billion.

Fiscal 1993. The Commonwealth ended Fiscal 1993 with an operating surplus of $13 million and aggregate ending operating fund balance of approximately $562 million, including a Stabilization Fund balance of $309 million. Budget revenues increased by 4.7% to over $14.7 billion in Fiscal 1992. Budgeted expenditures in Fiscal 1993 totalled approximately $14.7 billion, approximately 9.6% higher than the Fiscal 1992 expenditures.

Fiscal 1994. The Commonwealth ended Fiscal 1994 with an operating surplus of approximately $27 million and aggregate ending operating fund balance of approximately $589 million, including a Stabilization Fund balance of $383 million. For the year, budgeted revenues totaled $15.5 billion, representing an increase of 5.7% over Fiscal 1993. The Commonwealth budgeted expenditures in Fiscal 1994 totalled $15.523 billion, approximately 5.6% higher than the Fiscal 1993 budgeted expenditures.

Fiscal 1995. Fiscal 1995 tax revenue collections totalled $11.163 billion. Budgeted revenues and other sources, including non-tax revenue collected in fiscal 1995 totalled $16.387 billion, approximately $837 million, or 5.4%, above 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7% above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

During Fiscal 1995, a modification was enacted creating a formula for assigning certain year-end surpluses to the Stabilization Fund. The new allocations called for sharing funds between the Stabilization Fund and the newly created Cost Stabilization Fund. Amounts in the Cost Relief Fund can be appropriated for the following purposes: 1) to subsidize costs of the Massachusetts Water Pollution Abatement Trust projects; 2) finance homeowner loans to facilitate compliance with sanitary waste regulations; 3) mitigate sewer rate increases; and 4) unanticipated obligations or extraordinary expenditures of the Commonwealth. As calculated by the Comptroller, the amount of surplus funds (as described above) for fiscal 1995 was approximately $94.9 million, of which $55.9 million was available to be carried forward as an initial balance for Fiscal 1996; $27.9 million was deposited in the Stabilization Fund; and approximately $11.1 million was deposited to the Cost Relief Fund.

Fiscal 1996. On June 21, 1995, the Governor signed into law the Fiscal 1996 Budget totalling $16.8 billion in appropriations. A final supplemental budget passed for Fiscal 1995 added $71 million in continuing appropriations to the Fiscal Budget. Overall, the Commonwealth expects the Fiscal 1996 budget to total approximately $16.9 billion, a $684 million, or 4.5% increase over Fiscal 1995 spending. Comprehensive educational reform funding with a $233 million addition represented the largest individual expenditure increase. Budgeted revenues are estimated to equal approximately $16.8 billion in Fiscal 1996. The fiscal 1996 forecast for federal reimbursements has decreased by approximately $7 million primarily due to lower reimbursable spending in public assistance programs.

Fiscal 1997. On June 30, 1996, Governor Weld signed the Fiscal 1997 budget into law. The 1997 budget provides for expenditures of $17.45 billion, an increase of 3.2% over Fiscal 1996.

The Fiscal 1997 budget centers on numerous projections for spending requirements of specific programs and expected generation of revenue from individual taxes or fees; however, achievement of these estimates cannot be assured.

The reserves of the Massachusetts Unemployment Compensation Trust Fund had been exhausted by September 1991 due to persistently high levels of unemployment. To compensate for this shortfall, benefit payments in excess of contributions were financed through repayable advances from the federal unemployment loan account. Legislation enacted in September 1992 significantly increased employer contributions in order to reduce advances from the federal loan account with 1993 contributions exceeding outlays by $200 million. Since September 1994 when all federal advances and related interest were repaid, the Fund has remained solvent. As of December 31, 1995, the Trust Fund had a surplus of $514 million.

Credit Factors

Commonwealth-funded local aid represents an important component of the operating budgets of cities and towns, and decreases in this funding could negatively impact their ratings. Changes in local aid funding could also negatively impact a locality's ability to pay assessments from certain Commonwealth agencies, including the Massachusetts Bay Transportation Authority and the Massachusetts Water Resources Authority. In the event that a locality incurs substantial financial difficulties, the Commonwealth may intervene and place the locality under State receivership.

The fiscal viability of the authorities and municipalities in Massachusetts is inextricably linked to the financial health of the Commonwealth as well as to the guarantee of the debt of several authorities, most notably, the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. These agency ratings are based on this guarantee and can be expected to follow any changes in the Commonwealth's rating. In addition,

Massachusetts statutes which limit the taxing authority of the Commonwealth or certain governmental entities may impair the ability of issuers to maintain debt service on their obligations.

The tax on personal property and real estate is virtually the only source of local tax revenues available to the Commonwealth's cities and towns to meet local costs. "Proposition 2 1/2", an initiative adopted by the voters in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levies to a stated percentage of full and fair cash value of taxable property and real estate, and limited the amount that all cities and towns might increase their property tax from year to year.

Growth of tax revenues in the Commonwealth is limited by law. Effective July 1, 1990, the amount of direct bonds the Commonwealth could have outstanding in any fiscal year was limited, and the total appropriation for any fiscal year for general obligation debt service was limited to 10%. Moreover, Massachusetts local government entities are subject to certain limitations on their taxing power. These limits could affect their ability, or the ability of the Commonwealth, to meet their respective financial obligations.

If either Massachusetts or any of its local government entities is unable to meet its financial obligations, the income derived by a Fund, a Fund's net asset value, a Fund's ability to preserve or realize capital appreciation or a Fund's liquidity could be impaired.

Ratings

The rating  agencies have assigned the following long term credit ratings to the
Commonwealth: "A1" from Moody's; "A+" from Standard and Poor's, and "A+" from Fitch.

New York Tax-Exempt Bonds

The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State (the "State" or "New York State") certain of its authorities and New York City (the "City" or "New York City") as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee of pledge provided by the State. It should also be noted that

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

the fiscal stability of New York State is related to the fiscal stability of New York City and of the State's Authorities. New York State's experience has been that if New York City or any other major political subdivision or any of the State's Authorities suffers serious financial difficulty, the ability of New York State, New York State's political subdivisions (including New York City) and the State's Authorities to obtain financing in the public credit markets is adversely affected. This results in part from the expectation that to the extent that any Authority or local government experiences financial difficulty, it will seek and receive New York State financial assistance. Moreover, New York City accounts for approximately 40 percent of New York State's population and tax receipts, so New York City's financial integrity in particular affects New York State directly. Accordingly, if there should be a default by New York City or any other major political subdivision or any of the State's Authorities, the market value and marketability of all New York Tax-Exempt Bonds issued by New York State, its political subdivisions and Authorities ("New York Tax-Exempt Bonds") could be adversely affected. This would have an adverse effect on the asset value and liquidity of the New York Fund, even though securities of the defaulting entity may not be held by the Fund.

Regional Economy

The New York State economy has entered its third year of slow recovery from the national recession of 1990. Expansion in the service, trade, and construction sectors has netted the State approximately 185,000 new jobs since the recession trough of 1992. Much of the service growth has been in business, social services, and in the health sectors. The State's Budget Division, in light of the forecasts for national economic growth, anticipates continued but slowing economic growth for New York State. Mirroring national trends, personal income growth is expected to increase 5% in 1995, down from 6% in 1994, and continue to increase at a slower rate. Employment growth in 1995 is expected to be slightly lower than the prior year, or .8%, with a net increase of roughly 60,000 jobs. Industries that have benefited from the lower dollar abroad will be offset by U.S. Government cutbacks and shrinking of the banking industry. Unemployment, which peaked to 9.3% in 1992 was reported at a more favorable 6.3% in May 1995.

1995-1996 Fiscal Year. On June 7, 1995, the State Legislature passed the 1995-1996 budget and the 1995-1996 Financial Plan was formulated on June 20, 1995. The Financial Plan reflects a deposit of $15 million in the Tax Stabilization Reserve Fund and a year end fund balance of $172 million. The Financial Plan projects total receipts of the General Fund to be $33.1 billion, a decline of $48 million from the prior fiscal year. The absence of one-time transactions, the tax impact of tax reductions enacted in 1994 and 1995, the reduction of the business tax surcharge, and reductions in the General Fund share of petroleum based taxes account for the anticipated decline in receipts. Tax cuts enacted this year are expected to reduce personal income tax receipts by $515 million. Business taxes are projected to fall to $4.7 billion, or $360 million less than Fiscal 1995 levels. User taxes deposited in the General Fund are expected to increase $73 million from the preceding fiscal year. These taxes include cigarette, alcoholic beverage, and auto rental taxes; and a portion of motor fuel excise levies and vehicle registration fees. Miscellaneous receipts and transfers from other funds are projected to increase $550 million, largely due to several one-time transactions.

General Fund disbursements and transfers to other governmental funds, combined, are projected at $33.1 billion, or $334 million below the level of disbursements in 1994-1995. Grants to local governments are anticipated to decline $392 million and direct payments to local governments, including school aid and revenue sharing, are projected to increase $74 million from the prior fiscal year. Social welfare, including Medicaid, welfare, and other social services will be cut 6.5%, largely due to a reduction of nearly 9% in Medicaid spending.

Other governmental funds, the Special Revenue Funds, Capital Projects Funds, and the Debt Service Funds, project disbursements of $26 billion, $4 billion, and $2.5 billion, respectively. Transfers from the General Fund to these funds are projected at $2.04 billion.

1994-1995 Fiscal Year. The State ended the 1994-95 Fiscal Year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund.

General Fund receipts fell short of projections by $1.163 billion. Personal income tax collections reflected weak estimated tax collections and lower withholding due to reduced wage and salary growth, weakness in the brokerage industry, and deferral of capital gains realizations in anticipation of Federal tax changes. Business taxes fell short by $373 million, reflecting lower bank payments as substantial overpayments of the 1993 liability depressed net collections. Offsetting these shortfalls were user taxes and fees, which exceeded projections by $210 million.

Disbursements of the General Fund were lower than original projections by $848 million. Educational costs fell short of projections by $188 million in part due to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds. The spending reductions also reflect measures taken by the Governor to avert a gap in the 1994-95 State Financial Plan in January 1995. These actions included a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

1993-1994 Fiscal Year. The State of New York completed its 1993-1994 fiscal year (ending March 30, 1994) with an accumulated surplus of $370 million from combined Governmental Funds. This includes a General Fund accumulated deficit of $1.637 billion, a Capital Fund accumulated deficit of $622 million, and accumulated surpluses in the Special Revenue and Debt Service Funds. On an operating basis, the State reported an operating surplus of $1.051 billion from combined Governmental Funds.

General Fund operations completed Fiscal Year 1993-1994 with a surplus of $914 million reported on GAAP-basis. The surplus reflects several major factors including the use of $671 million of the 1992-1993 operating surplus to fund 1993-1994 expenditures, $575 million in net Local Government Assistance Corporation ("LGAL") bond proceeds, and the accumulation of a $265 million balance in the Contingency Reserve.

Receipts of the General Fund increased $800 million or 2.5% over the prior fiscal year. Primarily, the increase stemmed from gains of over $1 billion in personal income and business taxes. This 10% growth was driven by the changes in Federal business laws and the strong performance of the banking and securities firms in 1993. Expenditures increased $1.05 billion or 3.2% over the prior year. The growth in expenditures primarily consisted of $850 million in additional social service costs. The majority of these costs related to Medicaid and Income Maintenance programs. In addition, the settlement of outstanding labor contracts and unfavorable judicial decisions caused another $240 million in departmental operations expenditures. On a cash basis the state closed 1993-1994 with a surplus of $332 million based upon receipts of $32.2 billion and disbursements of $31.9 billion.

1992-1993 Fiscal Year. In 1992-1993, the State recorded a GAAP-based General Fund operating surplus of $2.065 billion and ended the years with an accumulated General Fund deficit of $2.5 billion. The year was highlighted by higher than expected revenue growth generated by the improving economy combined with the effects of a tax-induced one-time year end acceleration of income into 1992.

After reflecting a 1992-1993 year-end deposit to the tax refund reserve of $671 million, General Fund receipts exceeded 1992 projections by $45 million. If not for that year-end transaction, which had the effect of reducing 1992-1993 receipts by $671 million and making them available in Fiscal Year 1993-1994, General Fund receipts would have been $716 million higher than originally projected. The favorable revenue performance was primarily attributable to the withholding and estimated tax components of the income tax exceeding projections by $800 million. Disbursements ended 1992-1993 at $45 million above projections. After adjusting for the impact of a $150 million payment from the Medicaid Malpractice Insurance Association to health insurers pursuant to January 1993 legislation, all other expenditures fell $105 million below projections. The State closed Fiscal Year 1992-1993 with a cash-basis surplus of $67 million based on receipts of $31.4 billion and disbursements of $30.8 billion.

Ratings

The State of New York had its A rating by Moody's and A- by Standard & Poor's reconfirmed during June 1994 and July 1994, respectively. In affirming the ratings of long term general obligations both agencies cited the positive trends established over the last two fiscal years. Fitch also retained its A+ rating on New York State.

Current Budget The revised Fiscal Year 1994-1995 budget was developed from projections of moderate economic growth and slightly higher expectations regarding social service case loads and required State services and slightly lower estimates of tax receipts. The budget calls for a balanced General Fund on a cash basis. Total receipts are projected to increase to $34.1 billion and expenditures to $34.0 billion. The 1994-1995 revenue projections incorporate a $1.5 billion transfer from the tax refund reserve fund, a rate sustaining the 1993-94 income tax growth and moderate user tax expansion. Disbursement estimates call for a $1.9 billion increase in grants to local education governments consisting primarily of a $554 million increase in local education support and a $143 million local tax relief package. In addition, increased disbursement for pension contributions of $110 million, salary increases of $193 million and a $153 million capital fund contribution represent significant new expenditures. At the close of 1994-1995, the balance of the Tax Stabilization Reserve Fund is projected to total $207 million.

New York State anticipates that its 1994-1995 borrowings for capital purposes will total approximately $3.1 billion in general obligation and contractual obligation debt. Of this issuance, general obligations will total only $375 million, the lowest level since 1988-1989. Major projects to be undertaken with these funds include highway and bridge improvements, mental hygiene facilities, university building improvements, housing programs and prisons.

Authorities The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and Authorities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to New York itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls, mass transportation and rentals for dormitory rooms and housing. In recent years, however, New York has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years. Failure of New York to appropriate necessary amounts or to take other action to permit the Authorities to meet their obligations could result in a default by one or more of the Authorities. If a default were to occur, it would likely have a significant adverse effect on the market price of obligations of the State and its Authorities.

As of March 31, 1994, there was outstanding a $26.4 billion aggregate principal amount of bonds and notes issued by Authorities which were either guaranteed by the State or supported by the State through lease-purchase and contractual-obligation arrangements or moral obligation provisions. Debt service on outstanding Authority obligations is normally paid out of revenues generated by the Authorities' projects or programs, but in recent years the State has provided special financial assistance, in some cases of a recurring nature, for operating capital and debt service expenses.

Agencies and Localities Beginning in 1975 (in part as a result of the then current New York City and UDC financial crises), various localities of New York State began experiencing difficulty in marketing their securities. As a result, certain localities, in addition to New York City, have experienced financial difficulties leading to requests for State assistance. If future financial difficulties cause agencies or localities to seek special State assistance, this could adversely affect New York State's ability to pay its obligations. Similarly, if financial difficulties of New York State result in New York City's inability to meet its regular aid commitments or to provide further emergency financing, issuers may default on their outstanding obligations, which would affect the marketability of debt obligations of New York, its agencies and municipalities such as the New York Municipal Obligations held by the Fund.

Reductions in Federal spending could materially and adversely affect the financial condition and budget projections of New York State's localities. Should localities be adversely affected by Federal cutbacks, they may seek additional assistance from the State which might, in turn, have an adverse impact on New York State's ability to maintain a balanced budget.

New York City and the Municipal Assistance Corporation In 1975, New York City encountered severe financial difficulties which impaired the borrowing ability of New York City, New York State, and the Authorities. New York City lost access to public credit markets and was not able to sell debt to the public until 1979.

As a result of the City's financial difficulties, certain organizations were established to provide financial assistance and oversee and review the City's financing. These organizations continue to exercise various monitoring functions relating to the City's financial position.

New York City has maintained a balanced budget for each of its last nine fiscal years and has retired all of its federally guaranteed debt. As a result of the City's success in balancing its budget, certain restrictions imposed on the City by the New York Financial Control Board (the "Control Board"), which was created in response to the City's 1975 fiscal crises, have been suspended. Those restrictions, including the Control Board's power to approve or disapprove certain contracts, long-term and short-term borrowings and the four-year financial plan of the City, will remain suspended unless and until, among other things, there is a substantial threat of an actual failure by New York City to pay debt service on its notes and bonds or to keep its operating deficits below $100 million. Although the City has maintained a balanced budget in recent years, the ability to balance future budgets is contingent upon accrual versus expected levels of Federal and State Aid and the effects of the economy on City revenues and services.

The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $2.2 billion in notes to finance the City's current estimate of its seasonal financing needs during its 1995 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $11.3 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirements include expenditures for the City's water supply system, sewage and waste disposal systems, roads, bridges, mass transit, schools and housing.

New York cities and towns have experienced financial stress due to the slow rate of recovery from the recession of 1992 and from cutbacks to local assistance. The 1995-1996 State Financial Plan projects total receipts of the State's General Fund to be $33.1 billion, a decline of $48 million from the prior fiscal year. The absence of one-time transactions, the impact of tax reductions enacted in 1994 and 1995, the reduction of the business tax surcharge, and reductions in the General Fund's share of petroleum-based taxes account for the anticipated decline in receipts. State General Fund disbursements and transfers will be $334 million below the level of disbursements in 1994-1995. Grants to local governments are anticipated to decline $392 million and direct payments to local governments, including school aid and revenue sharing, are projected to increase $74 million from the prior fiscal year. Social welfare, including Medicaid, welfare and other social services, will be cut 6.5%, largely due to a reduction of nearly 9% in Medicaid spending.

Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's 1994-95 fiscal years and thereafter. Fiscal difficulties experienced by the City of Yonkers, for example, could result in State actions to allocate State resources in amounts that cannot yet be determined. In the recent past, the State provided substantial financial assistance to its political subdivisions, totaling approximately 67% of General Fund disbursements in the State's fiscal year 1992-93 and estimated to account for 68% of General Fund disbursements in the State's 1993-94 fiscal year, primarily for aid to elementary, secondary and higher education (34% in fiscal year 1992-93 and 34% in fiscal year 1993-94 of local assistance) and Medicaid and income maintenance (33% in fiscal year 1992-93 and 34% in fiscal year 1993-94). The legislature enacted substantial reductions for previously budgeted levels of State aid since December 1990. To the extent the State is constrained by its financial condition, State assistance to localities may be further reduced, compounding the serious fiscal constraints already experienced by many local governments.

Localities also face anticipated and potential problems resulting from pending litigation (including challenges to local property tax assessments), judicial decisions and socio-economic trends.

The total indebtedness of all localities in the State, other than New York City, was approximately $15.7 billion as of the localities' fiscal year ending during 1992. A small portion (approximately $71.6 million) of this indebtedness represented borrowing to finance budgetary deficits issued pursuant to enabling State legislation (requiring budgetary review by the State Comptroller). Subsequently, certain counties and other local governments have encountered significant financial difficulties, including Nassau County and Suffolk County (which each received approval by the legislature to issue deficit notes). The State has imposed financial control on the City of New York from 1977 to 1986 and on the City of Yonkers in 1984, 1988 and 1989, under an appointed control board in response to fiscal crises encountered by these municipalities.

Litigation Certain litigation pending against New York State, its subdivisions and their officers and employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these lawsuits are those that involve: (i) the validity and fairness of certain eighteenth century agreements and treaties by which Oneida and Cayuga Indian tribes transferred title to the State of approximately five million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) the care and housing for individuals released from State mental health facilities; (iv) the treatment provided at several State mental hygiene facilities; (v) contamination of the Love Canal area of Niagara Falls; (vi) education accommodations for learning-disabled students at a State University;
(vii) alleged employment discrimination by the State and its agencies; (viii) the State's practice of reimbursing certain mental hygiene patient-care expenses with the client's Social Security benefits; (ix) methods by which the State computes its aid to localities for the administrative costs of food stamp programs; (xi) retirement benefits payable to certain State and municipal employees; (xii) State reimbursement of local governments for Medicaid expenditures made for certain mentally disturbed patients; (xiii) the State's possession of certain assets taken pursuant to the State's Abandoned Property Law; (xiv) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; and (xv) liability for maintenance of erosion barriers constructed along Long Island's shorelines.

INVESTMENT RESTRICTIONS

The Funds observe the following fundamental restrictions. The Funds may not:

     (1) Issue senior securities, except as permitted by paragraphs (2) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Funds' investment policies, and the pledge, mortgage or hypothecation of the Funds' assets within the meaning of paragraph (3) below are not deemed to be senior securities.

     (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33-1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not purchase securities while borrowings are outstanding.

     (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 10% of the Fund's total assets taken at market value.

     (4) Act as an underwriter, except to the extent that in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933. A Fund may also participate as part of a group in bidding for the purchase of Tax- Exempt Bonds directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

     (5) Purchase or sell real estate or any interest therein, but this restriction shall not prevent a Fund from investing in Tax-Exempt Bonds secured by real estate or interests therein.

     (6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies in an amount up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

     (7) Purchase or sell commodities or commodity contracts or puts, calls or combinations of both, except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

     (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. (Tax- Exempt Bonds and securities issued or guaranteed by the United States Government and its agencies and instrumentalities are not subject to this limitation.)

     (9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would cause more than 10 percent of the outstanding voting securities of such issuer to be held by the Fund.

The Funds observe the following non-fundamental restrictions. The Funds may not:

     (1) Except as permitted by fundamental investment restriction (4) above, participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

     (2) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     (3) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if to the Fund's knowledge, one or more of the Trustees or officers of the Trust or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5 percent and together own beneficially more than 5 percent of the securities of such issuer, nor will the Fund hold the securities of any such issuer. For the purposes of this paragraph (3), each government unit (state, county, city, for example) and each subdivision, agency or instrumentality thereof, and each multimember agency of which any of them is a member, shall be considered a separate issuer.

     (4) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

     (5) Except for investments which, in the aggregate, taken at cost do not exceed 5 percent of the Fund's total assets taken at market value, purchase securities unless the issuer thereof, together with any predecessors, has a record of at least 3 years' continuous operation prior to the purchase. (This limitation does not apply to securities that are issued or guaranteed by the United States government and its agencies or instrumentalities or are secured by the pledge of the faith, credit, and taxing power of any entity authorized to issue Tax-Exempt Bonds.)

     (6) Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

In order to permit the sale of the Funds in certain states the Trustees may, in their sole discretion, adopt restrictions on investment policies more restrictive than those described above. Should the Trustees determine that a restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke the restrictive policy. Moreover, if the states involved no longer require any such restrictive policy, the Trustees may, at their discretion, revoke the policy.

The fundamental restrictions of a Fund may not be changed without approval of a majority of the outstanding voting securities of the respective Fund. As used in the Prospectus and this Statement of Additional Information, such approval means the approval of the lesser of (i) the holders of 67 percent or more of the shares represented at the meeting if the holders of more than 50 percent of the outstanding shares of the affected Fund are present in person or by proxy, or
(ii) the holders of more than 50 percent of the outstanding shares.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Trust is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and directors of the Adviser or officers and directors of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

The following table sets forth the principal occupations of the Trustees and principal officers of the Trust during the past five years. Unless otherwise indicated, the business address of each is 101 Huntington Avenue, Boston, Massachusetts 02199.

Name, Address                      Position(s) Held              Principal Occupation(s)
and Date of Birth                  With Registrant               During Past 5 Years
-----------------                  ---------------               -------------------
*Edward J. Boudreau, Jr.           Chairman (1,2)                Chairman and Chief Executive
October, 1944                                                    Officer, the Adviser and The
                                                                 Berkeley Financial Group ("The
                                                                 Berkeley Group"); Chairman NM
                                                                 Capital Management, Inc. ("NM
                                                                 Capital"); John Hancock Advisers
                                                                 International Limited ("Advisers
                                                                 International"); John Hancock
                                                                 Funds; John Hancock Investor
                                                                 Services Corporation ("Investor
                                                                 Services") and Sovereign Asset
                                                                 Management Corporation ("SAMCorp");
                                                                 (hereinafter the Adviser, The
                                                                 Berkeley Group, NM Capital,
                                                                 Advisers International, John
                                                                 Hancock Funds, Investor Services
                                                                 and SAMCorp are collectively
                                                                 referred to as the "Affiliated
                                                                 Companies"); Chairman, First
                                                                 Signature Bank & Trust; Director,
                                                                 John Hancock Freedom Securities
                                                                 Corp., John Hancock Capital Corp.
                                                                 and New England/Canada Business
                                                                 Counsel; Member, Investment Company
                                                                 Institute Board of Governors;
                                                                 Director, Asia Strategic Growth
                                                                 Fund, Inc.; Trustee, Museum of
                                                                 Science; Vice Chairman and
                                                                 President, the Adviser (until July
                                                                 1992); Chairman, John Hancock
                                                                 Distributors, Inc. (until April
                                                                 1994).


------------------
* An "interested person" of the Trust, as such term is defined in the Investment
Company Act of 1940.
(1) A Member of the Executive  Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A Member of the Investment Committee of the Adviser.
(3) A Member of the Audit Committee and the Administration Committee.

                                       31

Name, Address                      Position(s) Held              Principal Occupation(s)
and Date of Birth                  With Registrant               During Past 5 Years
-----------------                  ---------------               -------------------

Dennis S. Aronowitz                Trustee(3)                    Professor of Law, Boston University
Boston University                                                School of Law; Trustee, Brookline
Boston, Massachusetts                                            Savings Bank.
June 1931

Richard P. Chapman, Jr.            Trustee (1,3)                 President, Brookline Savings Bank;
160 Washington Street                                            Director, Federal Home Loan Bank of
Brookline, Massachusetts                                         Boston (lending); Director, Lumber
February 1935                                                    Insurance Companies (fire and
                                                                 casualty insurance); Trustee,
                                                                 Northeastern University
                                                                 (education); Director, Depositors
                                                                 Insurance Fund, Inc. (insurance).

William J. Cosgrove                Trustee(3)                    Vice President, Senior Banker and
20 Buttonwood Place                                              Senior Credit Officer, Citibank,
Saddle River, New Jersey                                         N.A. (retired September 1991);
January 1933                                                     Executive Vice President, Citadel


------------------
* An "interested person" of the Trust, as such term is defined in the Investment
Company Act of 1940.
(1) A Member of the Executive  Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A Member of the Investment Committee of the Adviser.
(3) A Member of the Audit Committee and the Administration Committee.

                                       32


Name, Address                      Position(s) Held              Principal Occupation(s)
and Date of Birth                  With Registrant               During Past 5 Years
-----------------                  ---------------               -------------------

                                                                 Group Representatives, Inc.; EVP
                                                                 Resource Evaluation, Inc.
                                                                 (consulting) (until October 1993);
                                                                 Trustee, the Hudson City Savings
                                                                 Bank (since 1995).

Douglas M. Costle                  Trustee (1,3)                 Director, Chairman of the Board and
RR2 Box 480                                                      Distinguished Senior Fellow,
Woodstock, Vermont  05091                                        Institute for Sustainable
July 1939                                                        Communities, Montpelier, Vermont
                                                                 (since 1991); Dean, Vermont Law
                                                                 School (until 1991); Director, Air
                                                                 and Water Technologies Corporation
                                                                 (environmental services and
                                                                 equipment), Niagara Mohawk Power
                                                                 Company (electric services) and
                                                                 Mitretek Systems (governmental
                                                                 consulting services).

Leland O. Erdahl                   Trustee (3)                   Director of Santa Fe Ingredients
9449 Navy Blue Court                                             Company of California, Inc. and
Las Vegas, NV  89117                                             Santa Fe Ingredients Company, Inc.
December 1928                                                    (private food processing
                                                                 companies); Director of Uranium
                                                                 Resources, Inc.; President of
                                                                 Stolar, Inc. (from 1987-1991) and
                                                                 President of Albuquerque Uranium

------------------
* An "interested person" of the Trust, as such term is defined in the Investment
Company Act of 1940.
(1) A Member of the Executive  Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A Member of the Investment Committee of the Adviser.
(3) A Member of the Audit Committee and the Administration Committee.

                                       33


Name, Address                      Position(s) Held              Principal Occupation(s)
and Date of Birth                  With Registrant               During Past 5 Years
-----------------                  ---------------               -------------------

                                                                 Corporation (from 1985-1992);
                                                                 Director of Freeport-McMoRan Copper
                                                                 & Gold Company Inc., Hecla Mining
                                                                 Company, Canyon Resources
                                                                 Corporation and Original Sixteen to
                                                                 One Mine, Inc. (from 1984-1987 and
                                                                 from 1991 to 1995) (management
                                                                 consultant).

Richard A. Farrell                 Trustee (3)                   President of Farrell, Healer & Co.,
Farrell, Healer & Company, Inc.                                  (venture capital management firm)
160 Federal Street                                               (since 1980); Prior to 1980, headed
23rd Floor                                                       the venture capital group at Bank
Boston, MA  02110                                                of Boston Corporation.

Gail D. Fosler                     Trustee (3)                   Vice President and Chief Economist,
4104 Woodbine Street                                             The Conference Board (non-profit
Chevy Chase, MD                                                  economic and business research).
December 1947

William F. Glavin                  Trustee (3)                   President, Babson College; Vice
Babson College                                                   Chairman, Xerox Corporation (until
Horn Library                                                     June 1989); Director, Caldor Inc.,
Babson Park, MA  02157                                           Reebok, Ltd. (since 1994), and Inco
March 1931                                                       Ltd.

*Anne C. Hodson                    Trustee and                   President and Chief Operating
April 1953                         President (1,2)               Officer, the Adviser; Executive


------------------
* An "interested person" of the Trust, as such term is defined in the Investment
Company Act of 1940.
(1) A Member of the Executive  Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A Member of the Investment Committee of the Adviser.
(3) A Member of the Audit Committee and the Administration Committee.

                                       35

Name, Address                      Position(s) Held              Principal Occupation(s)
and Date of Birth                  With Registrant               During Past 5 Years
-----------------                  ---------------               -------------------

                                                                 Vice President, the Adviser (until
                                                                 December 1994); Senior Vice
                                                                 President, the Adviser (until
                                                                 December 1993); Vice President, the
                                                                 Adviser (until 1991).

Dr. John A. Moore                  Trustee (3)                   President and Chief Executive
Institute for Evaluating Health                                  Officer, Institute for Evaluating
Risks                                                            Health Risks (nonprofit
1101 Vermont Avenue N.W.                                         institution) (since September
Suite 608                                                        1989).
Washington, DC  20005
February 1939

Patti McGill Peterson              Trustee (3)                   Cornell Institute of Public Affairs
Institute for Public Affairs                                     (since August 1996); President
364 Upston Hall                                                  Emeritus of Wells College and St.
Cornell University                                               Lawrence University; Director,
Ithaca, NY  14853                                                Niagara Mohawk Power Corporation
May 1943                                                         (electric utility) and Security
                                                                 Mutual Life (insurance).

John W. Pratt                      Trustee (3)                   Professor of Business
2 Gray Gardens East                                              Administration at Harvard
Cambridge, MA  02138                                             University Graduate School of
September 1931                                                   Business Administration (since
                                                                 1961).


------------------
* An "interested person" of the Trust, as such term is defined in the Investment
Company Act of 1940.
(1) A Member of the Executive  Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A Member of the Investment Committee of the Adviser.
(3) A Member of the Audit Committee and the Administration Committee.

                                       35


Name, Address                      Position(s) Held              Principal Occupation(s)
and Date of Birth                  With Registrant               During Past 5 Years
-----------------                  ---------------               -------------------

*Richard S. Scipione               Trustee (1)                   General Counsel, the Life Company;
John Hancock Place                                               Director, the Adviser, the
P.O. Box 111                                                     Affiliated Companies, John Hancock
Boston, Massachusetts                                            Distributors, Inc., JH Networking
August 1937                                                      Insurance Agency, Inc., John
                                                                 Hancock Subsidiaries, Inc. and John
                                                                 Hancock Property and Casualty
                                                                 Insurance and its affiliates (until
                                                                 November, 1993).

Edward J. Spellman, CPA            Trustee (3)                   Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                             (retire June 1990).
Fort Lauderdale, FL
November 1932

*Robert G. Freedman                Vice Chairman and Chief       Vice Chairman and Chief Investment
July 1938                          Investment Officer (2)        Officer, the Adviser; President,
                                                                 the Adviser (until December 1994);
                                                                 Director, the Adviser, Advisers
                                                                 International, John Hancock Funds,
                                                                 Investor Services, SAMCorp and NM
                                                                 Capital; Senior Vice President, The
                                                                 Berkeley Group.

*James B. Little                   Senior Vice President         Senior Vice President, the Adviser,
February 1935                      and Chief Financial           The Berkeley Group, John Hancock
                                   Officer                       Funds and Investor Services; Senior


------------------
* An "interested person" of the Trust, as such term is defined in the Investment
Company Act of 1940.
(1) A Member of the Executive  Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A Member of the Investment Committee of the Adviser.
(3) A Member of the Audit Committee and the Administration Committee.

                                       36


Name, Address                      Position(s) Held              Principal Occupation(s)
and Date of Birth                  With Registrant               During Past 5 Years
-----------------                  ---------------               -------------------

                                                                 Vice President and Chief Financial
                                                                 Officer, each of the John Hancock
                                                                 funds.

*John A. Morin                     Vice President                Vice President, the Adviser; Vice
July 1950                                                        President, Investor Services, John
                                                                 Hancock Funds and each of the John
                                                                 Hancock funds; Compliance Officer,
                                                                 certain John Hancock funds;
                                                                 Counsel, the Life Company; Vice
                                                                 President and Assistant Secretary,
                                                                 The Berkeley Group.

Susan S. Newton                    Vice President                Vice President and Assistant
March 1950                         and Secretary                 Secretary, the Adviser; Vice
                                                                 President and Secretary, certain
                                                                 John Hancock funds; Vice President
                                                                 and Secretary, John Hancock Funds,
                                                                 Investor Services and John Hancock
                                                                 Distributors, Inc. (until 1994);
                                                                 Secretary, SAMCorp; Vice President,
                                                                 The Berkeley Group.

*James J. Stokowski                Vice President                Vice President, the Adviser; Vice
November 1946                      and Treasurer                 President and Treasurer, each of
                                                                 the John Hancock funds.

------------------
* An "interested person" of the Trust, as such term is defined in the Investment Company Act of 1940.
(1) A Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A Member of the Investment Committee of the Adviser.
(3) A Member of the Audit Committee and the Administration Committee.

As of September 4, 1996, the officers and Trustees of The Trust as a group owned less than 1% of the outstanding shares of each Fund and to the knowledge of the registrant, no persons owned of record or beneficially 5% or more of any class of either of the Funds' outstanding securities.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. The three non-Independent Trustees, Messrs. Boudreau, Scipione and Ms. Hodsdon, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services. The Trustees not listed below were not Trustees of the Fund during its fiscal year ended August 31, 1995.


                                      Aggregate            Total Compensation
                                     Compensation          From the Funds and
                                   From the Funds 1        John Hancock Fund
Independent Trustees                 MA        NY          Complex to Trustees 2
--------------------               ----------------        ---------------------

Dennis S. Aronowitz                $  819    $  832             $ 61,050
Richard P. Chapman+                   843       858               62,800
William J. Cosgrove+                  874       889               61,050
Gail D. Fosler                        832       845               60,800
Bayard Henry*                         791       804               58,850
Edward J. Spellman                    857       871               61,050
                                   ------    ------             --------
   Total                           $5,016    $5,099             $365,600


1    Compensation for the fiscal year ended August 31, 1995.

2 The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of December 31, 1995. As of this date there were sixty-one funds in the John Hancock Fund Complex, of which each of the Independent Trustees served sixteen.

*    Mr. Henry retired from his position as a Trustee effective April 26, 1996.

+ As of December 31, 1995, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Chapman was $54,681 and for Mr. Cosgrove was $54,243 under the John Hancock Deferred Compensation Plan for Independent Trustees.

INVESTMENT ADVISORY AND OTHER SERVICES

As described in the Prospectus, each Fund receives its investment advice from the Adviser. Investors should refer to the Prospectus and below for a description of certain information concerning the investment management contract. Each of the Trustees and principal officers of the Trust who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Trust and the Adviser.

The Adviser acts as investment adviser for each Fund. The Adviser is a Massachusetts corporation with offices at 101 Huntington Avenue, Boston,
Massachusetts 02199-7603. The Adviser is a registered investment advisory firm which maintains a securities research department, the efforts of which will be made available to each Fund.

The Adviser was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to Funds and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of approximately 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard and Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

No person other than the Adviser and its directors and employees regularly furnishes advice to the Funds with respect to the desirability of the Funds' investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Securities may be held by, or be appropriate investments for, a Fund as well as such other clients or funds. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for a Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Trust, on behalf of each Fund, has entered into investment advisory agreements (collectively, the "Advisory Agreements"), each dated as of July 1, 1996, between the Trust and the Adviser. Pursuant to the respective Advisory Agreements, the Adviser agreed to act as investment adviser and manager to the Funds. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Funds and determine, subject to the overall supervision and review of the Board of Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Funds' operations except those which are delegated to a custodian, transfer agent or other agent.

As compensation for its services under the Advisory Agreements, the Adviser receives from each Fund a fee computed and paid monthly based on a stated percentage of the respective Fund's average daily net assets as follows:


              Net Asset Value                    Annual Rate
              ---------------                    -----------
             First $250 million                     0.500%
             Next $250 million                      0.450%
             Next $500 million                      0.425%
             Next $250 million                      0.400%
             Amounts over $1,250,000,000            0.300%

Each Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plans of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including an allocable portion of the cost of the
Adviser's employees rendering such services to the subject Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Funds, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

The State of California imposes a limitation on the expenses of the Funds. Each Advisory Agreement provides that if, in any fiscal year, the total expenses of the subject Fund (excluding taxes, interest, brokerage commissions and extraordinary items, but including the management fee) exceeds the expense limitations applicable to the Fund imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will reduce its fee for the Fund to the extent required by these limitations and will make any additional arrangements that the Adviser is required by law to make. The Adviser has agreed that if, in any fiscal year, the total expenses of the subject Fund (excluding taxes, interest, brokerage commissions and extraordinary items, but including the Adviser's fee) exceed the expense limitations applicable to the Fund, the Adviser will reduce its fee for the Fund in the amount of that excess up to the amount of its fee during that fiscal year. Although there is no certainty that any limitations will be in effect in the future, the California limitation on an annual basis currently is 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of net assets and 1.5% of the remaining net assets.

The Advisory Agreements were approved on March 5, 1996 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any such party. The shareholders of the Funds also approved their respective Fund's Advisory Agreement on June 26, 1996. Each
Advisory Agreement will continue in effect from year to year, provided that continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any such party. Each Advisory Agreement may be terminated on 60 days written notice by any party and will terminate automatically if assigned.

From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, a Fund's annual expenses fall below this limit.

On August 31, 1995, the net assets of the Massachusetts and New York Funds were $54,415,695 and $55,752,967, respectively. For the years ended August 31, 1993 and 1994, as a result of the expense limitations described in the Prospectus, the Adviser did not receive a fee from either Fund. For the year ended August 31, 1995, the management fee paid by the Massachusetts and New York Funds to the Adviser amounted to $62,994 and $57,450, respectively.

Pursuant to the Advisory Agreements, the Adviser is not liable to the Trust or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the management contract.

Under the investment management contract, the Trust and each Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Trust (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

DISTRIBUTION CONTRACT

The Trust has a distribution contract with John Hancock Funds. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker- dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Funds which are offered at net asset value next determined, plus the applicable sales charge. John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis.

The Trust's Trustees have adopted Distribution Plans with respect to Class A and Class B shares (together, the "Plans"), on behalf of each Fund pursuant to Rule 12b- 1 under the Investment Company Act. Under the Plans, each Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% for Class A and Class B, respectively, of the average daily net assets of the Fund attributable to shares of that class, provided that the service fee will not exceed 0.25% of such assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including, but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. Any unreimbursed expenses will not be carried beyond one year from the date incurred. In the event that John Hancock Funds is not fully reimbursed for expenses incurred by it under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the subject Fund's obligation to make further payments at any time. Accordingly, each Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. The Class A Plan was approved by a majority of the Class A voting securities of each Fund and each of the Plans with all amendments were approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees") by votes cast in person at meetings called for the purpose of voting on the Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds shall provide the Trust on behalf of each Fund with a written report of the amounts expended under the Plans and the purpose for which such expenditures were made. The Trustees shall review such reports on a quarterly basis.

During the fiscal year ended August 31, 1995, each Fund paid John Hancock Funds the following amounts of expenses with respect to Class A shares:

                                  Expense Items

                                 Printing and
                                 Mailing of                                       Interest
                                 Prospectuses     Compensation                    Carrying or
                                 to New           to Selling      Expense of      Other Finance
                  Advertising    Shareholders     Brokers         Distributors    Charges
                  -----------    ------------     -------         ------------    -------
New York
Fund                $ 8,207         $3,247         $43,803           $106,993         $0

Massachusetts
Fund                $10,383         $1,257         $44,137           $103,758         $0

Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated as to any Fund without penalty (a) by vote of a majority of the Independent Trustees, (b) upon 60 days' written notice to John Hancock Funds of the affected Fund and (c) automatically in the event of assignment. They further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding voting securities of the subject class of the affected Fund. Each of the Plans also provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of a majority of the Trustees and of the Independent Trustees of the Trust. The holders of Class A and Class B shares of each Fund have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the applicable Fund.

When the Trust seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the Trustees, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and are identified in this Statement of Additional Information under the heading "Those Responsible for Management."

The distribution contract continues in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the affected Fund's outstanding voting securities. The distribution contract automatically terminates upon assignment. Such contract may be terminated as to any Fund without penalty on 60 days' notice at the option of either party to the contract or by vote of a majority of the outstanding voting securities of each class of that Fund which has voting rights with respect to the contract.

INITIAL SALES CHARGE ON CLASS A SHARES

The sales charge applicable to purchases of Class A shares of a Fund is described in the Prospectus. Methods of obtaining a reduced sales charge with respect to purchases of Class A shares referred to generally in the Prospectus are described in detail below.

Combined Purchases. For each Fund, in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from either a representative of John Hancock Investor Services ("Investor Services") or a representative of a Selling Broker.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.
o A bank, trust company, credit union, savings institution or other depository institution, its trust department or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.
o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.
o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to a Fund.
o    A member of an approved affinity group financial services plan.
o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.
o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:


     Amount Invested                         CDSC Rate
     ---------------                         ---------
     $1 to $4,999,999                          1.00%
     Next $5 million to $9,999,999             0.50%
     Amounts of $10 million and over           0.25%

Class A shares of a Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

Combination Privilege. For each Fund reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. The reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during a period of thirteen months from the date of the LOI or from a date within ninety days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. An LOI does not constitute a binding commitment by an investor to purchase or by the subject Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Funds will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including increases in account value derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Upon redemption, appreciation is effective only on a per share basis for those shares being redeemed. Appreciation of shares cannot be redeemed CDSC free at the account level.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares of a Fund at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*    Proceeds of 50 shares redeemed at $12 per share                  $600
*    Minus proceeds of 10 shares not subject to CDSC
     (dividend reinvestment)                                          -120
*    Minus appreciation on remaining shares
     (40 shares X $2)                                                  -80
                                                                      ----
*    Amount subject to CDSC                                           $400

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees enables each Fund to sell its Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares of each Fund that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.
* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
*    Redemptions due to death or disability.
* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Code) unless otherwise noted.

*    Redemptions made to effect mandatory distributions under the Code.
*    Returns of excess contributions made to these plans.
* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plans and Profit-Sharing Plans).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.


------------------------------------------------------------------------------------------------------------------------
                    401(a) Plan
Type of             (401(k), MPP,                                                    IRA, IRA
Distribution        PSP)              403(b)                 457                     Rollover             Non-retirement
------------------------------------------------------------------------------------------------------------------------
Death or            Waived            Waived                 Waived                  Waived               Waived
Disability
------------------------------------------------------------------------------------------------------------------------
Over 70 1/2         Waived            Waived                 Waived                  Waived for           12% of account
                                                                                     mandatory            value annually
                                                                                     distributions or     in periodic
                                                                                     12% of account       payments
                                                                                     value annually
                                                                                     in periodic
                                                                                     payments
------------------------------------------------------------------------------------------------------------------------
Between 59 1/2      Waived            Waived                 Waived                  Waived for Life      12% of account
and 70 1/2                                                                           Expectancy or 12%    value annually
                                                                                     of account value     in periodic
                                                                                     annually in          payments
                                                                                     periodic payments
------------------------------------------------------------------------------------------------------------------------
Under 59 1/2        Waived            Waived for annuity     Waived for annuity      Waived for annuity   12% of account
                                      payments (72t)or       payments (72t)or        payments (72t)or     value annually
                                      12% of account         12% of account          12% of account       in periodic
                                      value annually in      value annually in       value annually in    payments
                                      periodic payments      periodic payments       periodic payments
------------------------------------------------------------------------------------------------------------------------
Loans               Waived            Waived                 N/A                     N/A                  N/A
------------------------------------------------------------------------------------------------------------------------
Termination of      Not Waived        Not Waived             Not Waived              Not Waived           N/A
Plan
------------------------------------------------------------------------------------------------------------------------
Hardships           Waived            Waived                 Waived                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------------
Return of
Excess              Waived            Waived                 Waived                  Waived               N/A
------------------------------------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

Special Redemptions

Although it would not normally do so, each Fund has the right to pay the redemption price of its shares in whole or in part in portfolio securities as prescribed by the Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, each Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. Each Fund permits exchanges of its shares of any class for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan. Each of the Funds permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of a Fund's shares. Since the redemption price of the shares of a Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in recognition of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Fund shares at the same time as a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

Monthly Automatic Accumulation Program ("MAAP"). The program, as it relates to automatic investment checks, is subject to the following conditions:

The investment will be drawn on or about the day of the month indicated.

The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any check is not honored by your bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any check.

The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

Reinvestment Privilege. A shareholder who has redeemed shares of a Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of that Fund or in any of the other John Hancock mutual funds, subject to the minimum investment limit in any fund. Each of the Funds may modify or terminate the reinvestment privilege at any time.

No sales charge will apply to proceeds from the redemption of Class A shares of a Fund reinvested in Class A shares of any of the other John Hancock funds which are otherwise subject to a sales charge. If a CDSC was paid upon a redemption, you may reinvest in the same class of shares from which the redemption was made within 120 days at net asset value. Your account will be credited with the amount of the CDSC previously charged and the reinvested shares will continue to be subject to the CDSC. For the purpose of calculating the CDSC, the holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated as described under the heading "Tax Status."

TAX STATUS

Federal Income Taxation

Each Fund is treated as a separate entity for accounting and tax purposes and each has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code and intends to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on taxable and tax-exempt income (including net realized capital gains, if any) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a four percent non-deductible Federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Each Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, a Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Funds intend to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligations was issued. In that event, a portion of a Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.

If a Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's exempt-interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of a Fund even though the borrowed Trusts may not be directly traceable to the purchase of shares.

Although all or a substantial portion of the dividends paid by a Fund may be excluded by the Fund's shareholders from their gross income for federal income tax purposes, each Fund may purchase specified private activity bonds, the interest from which (including the Portfolio's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

Distributions other than exempt-interest dividends from a Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from a Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax- exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from a Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from a Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of a Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes.

Consequently, the portion, if any, of a Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of a Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

The amount of a Fund's realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of Fund securities and/or engage in options or futures transactions that will generate capital gains. At the time of an investor's purchase of a Fund's shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's holdings. Consequently, subsequent distributions of these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of a Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Trust are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Although its present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess of net capital gain over net short-term capital loss in any year. A Fund will not, in any event, distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior year capital losses, it would be subject to federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a Trust of, his pro rata share of the taxes paid by the Fund and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of each excess and his pro rata share of such taxes.

For Federal income tax purposes, each of the Funds is permitted to carryforward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. The Massachusetts Fund has realized capital loss carryforwards of $398,976. Of this amount $2,465 expires August 31, 2002 and $396,511 expires August 31, 2003. The New York Fund has a realized capital loss carryforward of $77,663 that expires August 31, 2003.

Each Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require a Fund to recognize gain without a concurrent receipt of cash. However, each Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, a Fund may have to dispose of its Fund securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Each Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, a Fund's taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Funds may invest in debt obligations that are in the lower rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Funds, in the event they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as regulated investment companies and seek to avoid becoming subject to Federal income or excise tax.

Dividends and capital gain distributions from a Fund will not qualify for the dividends-received deduction for corporate shareholders.

Limitations imposed by the Code on regulated investment companies like the Funds may restrict each Fund's ability to enter into futures and options transactions.

Certain options and futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options or futures contracts and/or offsetting or successor Fund positions may be deferred rather than being taken into account currently in calculating the Fund's gains. Some of these transactions may also cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options and futures contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Dividends (including exempt-interest dividends), capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes, except as described below under "State Income Tax Information." The discussion does not address special tax rules applicable to certain types of investors, such as banks, insurance companies, or tax-exempt entities. Shareholders should always consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of a Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from a Fund. Non-U.S.

investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Fund.

STATE INCOME TAX INFORMATION

MASSACHUSETTS TAXES

The Funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that each Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

To the extent that exempt-interest dividends paid to shareholders by the Massachusetts Fund are derived from interest on tax-exempt bonds of the Commonwealth of Massachusetts and its political subdivisions or Puerto Rico, the U.S. Virgin Islands or Guam and are properly designated as such, these distributions will be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the Fund's taxable net investment income, tax-exempt income from obligations not described in the preceding sentence, and short-term capital gains, if any, will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the Fund receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax. Dividends properly designated as from net capital gain are generally taxable as long-term capital gains, regardless of how long shareholders have held their Fund shares. However, a portion of such a long-term capital gains distribution will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts statutes that specifically exempt such gains from Massachusetts taxation. Dividends from investment income (including exempt- interest dividends) and from capital gains will be subject to, and shares of the Fund will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to such tax. Long-term capital gains from the sale of a capital asset are generally taxed on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. Massachusetts resident individuals, as well as estates or personal trusts subject to Massachusetts income taxation, are subject to this tax structure with respect to redemption, exchanges or other dispositions of their shares of the Massachusetts Fund in their taxable years beginning after 1995, assuming that they hold their shares of the Massachusetts Fund as capital assets for purposes of the Act. The Act does not address the Massachusetts tax treatment of dividends paid by the Massachusetts Fund that are designated and treated as long-term capital gains for Federal income tax purposes, and it is accordingly not clear what tax rate applies to such dividends for Massachusetts tax purposes for taxable years beginning after 1995.

NEW YORK TAXES

Exempt-interest dividends derived from interest on tax-exempt bonds of New York State and its political subdivisions and authorities and certain other governmental entities (for example, U.S. possessions), paid by the New York Fund to New York resident individuals, estates and trusts otherwise subject to these taxes, will not be subject to New York State and New York City personal income taxes and certain municipal tax surcharges.

Dividends, whether received in cash or additional shares, derived from the New York Fund's other investment income (including interest on Tax-Exempt Bonds other than those described in the preceding paragraph), and from the Fund's net realized short-term capital gains, are taxable for New York State and New York City personal income tax purposes as ordinary income. Tax surcharges will also apply. Dividends derived from net realized long-term capital gains of the Fund are taxable as long-term capital gains for New York State and New York City personal income tax purposes regardless of the length of time shareholders have held their shares.

Dividends derived from investment income and capital gains, including exempt-interest dividends, will be subject to the New York State franchise tax and the New York City General Corporation Tax if received by a corporation subject to those taxes. Certain distributions may, however, be eligible for a 50% dividend subtraction. Shares of the Fund will be included in a corporate shareholder's investment capital in determining its liability, if any, for these taxes.

New York State and New York City personal income taxes are imposed on "New York taxable income," which is defined, in the case of New York resident individuals, estates and trusts as "New York adjusted gross income" minus the New York deductions and New York exemptions. "New York adjusted gross income", in the case of a New York resident individual, estate or trust, is federal adjusted gross income with certain modifications Because distributions that qualify as exempt- interest dividends under IRC ss. 852(b) (5) will be excluded from Federal gross income and adjusted gross income, such distributions will also be excluded from New York adjusted gross income, unless specifically modified by New York law.

New York law requires that New York resident individuals, estates and trusts add certain items to their federal adjusted gross income. One such modification is the addition, to the extent not properly includible in Federal adjusted gross income, of interest income on obligations of any state (or political subdivision of any state) other than New York and its political subdivisions.

Distributions that are taxable under the IRC, including distributions properly designated as capital gain dividends pursuant to IRC ss.852(b)(3) and distributions derived from interest on U.S. Government obligations, will be includible in New York adjusted gross income, as there is no provision in the New York tax law that permits their subtraction from federal adjusted gross income. New York tax law does not currently contain any special provisions that would impose differing rates of tax on capital gain and ordinary income in the hands of individual taxpayers.

Under New York tax law, New York resident individuals, estates and trusts are subject to a minimum income tax (sometimes referred to as the "New York alternate minimum tax") at the rate of six percent of "New York minimum taxable income." This tax is imposed in addition to the regular personal income tax imposed by the State of New York. For purposes of this minimum tax, New York minimum taxable income is, prior to certain reductions, equal to the sum of the federal items of tax preference defined in IRC ss.57, with certain modifications and adjustments, but excludes from New York minimum taxable income "the federal item of tax preference with respect to tax-exempt interest". Distributions by the Fund of exempt-interest dividends (including any portion of such dividends derived from interest on private activity bonds, the interest on which is a tax preference item enumerated in IRC ss.57) thus will not be included in income subject to the New York State or New York City minimum income tax on New York resident individuals, estates and trusts.

Distributions that are properly designated as exempt-interest dividends under IRC ss.852 (b) (5) made by the Fund to corporations, will be included in entire net income in the computation of the New York State franchise tax and New York City business taxes and shares of the Fund will be included in investment capital for purposes of these taxes. If such distributions increase a corporate shareholder's liability, they will also result in an increased liability for tax surcharges. However, distributions that are taxable under the IRC, with the possible exception of distributions properly treated as capital gain dividends pursuant to IRC ss.852(b) (3), may be eligible for a 50% dividend subtraction.

Under New York tax law, a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying dividends which are exempt from the New York State and New York City personal income taxes, such as the New York Fund, will not be deductible by the investor for New York State and New York City personal income tax purposes.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of Fund shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Neither Fund will price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Description Of The Funds' Shares

The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of three series of shares -- the Massachusetts Fund, the New York Fund and the John Hancock Managed Tax-Exempt Fund. In addition, the Trustees have authorized the issuance of two classes of shares of each series, designated as Class A and Class B.

The shares of each class of the Funds represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Funds. Class A and Class B shares of the Funds will be sold exclusively to members of the public (other than the institutional investors described in the Prospectus) at net asset value. A sales charge will be imposed either at the time of the purchase, for Class A shares, or on a contingent deferred basis, for Class B shares. For Class A shares, no sales charge is payable at the time of purchase on investments of $1 million or more, but for such investments a CDSC may be imposed in the event of certain redemption transactions within one year of purchase.

Class A and Class B shares each have exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Funds may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds with a multiple- class structure. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.

In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the subject Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable by the Trust, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Funds. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder of that Fund held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefor limited to circumstances in which the subject Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Notwithstanding the fact that the Prospectus is a combined prospectus for the Funds and other John Hancock mutual funds, neither Fund shall be liable for the liabilities of any other John Hancock mutual fund.

Pursuant to an order granted by the SEC, the Trust has adopted a deferred compensation plan for its Independent Trustees which allows Trustees' fees to be invested by the Trust in other John Hancock funds.

In order to avoid conflicts with portfolio trades for the Funds, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre- clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come first.

CALCULATION OF PERFORMANCE

For the 30-day period ended February 29, 1996, the Funds' annualized yield and tax-equivalent yields for Class A shares at the maximum tax rates were 4.84% and 9.11% for Massachusetts and 4.67% and 8.39% for New York, respectively. The average annual total returns of the Funds' Class A shares for the 1 year, 5 years and the life-of-fund periods ended February 29, 1996 were respectively
4.80%,  7.50% and 8.19% for  Massachusetts  and  5.63%,  7.78% and 8.40% for New
York.

The Funds advertise yield, where appropriate. Each Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:



Yield = 2 [(a - b + 1) 6 - 1]
             ---
             cd

Where:

a =  dividends and interest earned during the period.

b = expenses accrued during the period (net of fee reductions and expense limitation payments, if any).

c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

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

d = the maximum offering price per share on the last day of the period (NAV where applicable).

Each Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 years and life-of-fund period that would equate the initial amount invested to the ending redeemable value according to the following formula:

     n _____
T = \ /ERV/P - 1

Where:

P =   a hypothetical initial investment of $1,000.

T =   average annual total return.

n =   number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 years and life-of-fund periods.

Because each share has its own sales charge and fee structures, the classes have different performance results. In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the subject Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales load from the distribution rate produces a higher rate.

In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's 4.5% sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

The Funds may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

From time to time, in reports and promotional literature, a Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to bank certificates of deposit, ("CDs") which differ from mutual funds, such as a Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured.

PERFORMANCE RANKINGS AND RATINGS REPORTED PERIODICALLY IN NATIONAL FINANCIAL PUBLICATIONS SUCH AS MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, BARRON'S, ETC., AS WELL AS LIPPER, MAY BE UTILIZED.

The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities;sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

For each Fund decisions concerning the purchase and sale of securities held by the Fund and the allocation of brokerage commissions are made by the officers of the Trust pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and officers and Trustees who are interested persons of the Trust. For each Fund, orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Trust, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread."

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

Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

The primary policy of each Fund is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

To the extent consistent with the foregoing, the Funds will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Funds, and their value and expected contribution to the performance of the Funds. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Trust. The Funds will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Trust's officers will be primarily responsible for the allocation of the Trust's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended on August 31, 1993 and 1994 the Trust paid no brokerage commissions. For the year ended August 31, 1995, the Trust paid brokerage commissions of $5,738.00.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Funds may pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended August 31, 1995, neither Fund paid commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), a broker-dealer and John Hancock Freedom Securities Corporation and its two broker-dealer subsidiaries, Tucker Anthony Incorporated and Sutro & Company, Inc. (each an "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, each Fund may execute portfolio transactions with or through Affiliated Brokers. During the year ending August 31, 1995, neither Fund executed any portfolio transactions with Affiliated Brokers.

Any of the Affiliated Brokers may act as broker for the Funds on exchange transactions, subject, however, to the general policy of the Trust set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Trust would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker and comparable to the Trust as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Trust, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

TRANSFER AGENT SERVICES

John Hancock Investor Services Corporation ("Investor Services"), P.O. Box 9116, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. The Funds pay an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Funds on the basis of the relative net asset value.

CUSTODY OF PORTFOLIOS

Securities of each Fund are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 89 South Street, Boston, MA 02111. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT ACCOUNTANTS

The independent accountants of the Funds are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP audits and renders an opinion on each Fund's annual financial statements and reviews each Fund's annual Federal income tax return.

                                    APPENDIX


RATINGS

Moody's describes its ratings for Tax-Exempt Bonds as follows:

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"Bonds which are rated 'C' are the lowest rated classes of bonds, and issues so rated can be regarded as having extremely poor prospects of ever obtaining any real investment standing."

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's describes its ratings for Tax-Exempt Bonds as follows:

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," "B," "CCC," or "CC" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fitch describes its rating for Tax-Exempt Bonds as follows:

AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and the 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB. Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Notes. Ratings for state and municipal notes and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance on bond risk are of lesser importance in the short run. Symbols will be used as follows:

"MIG-1 Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

"MIG-2 Notes bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group."

Commercial Paper. As described in the Prospectus, the Fund may invest in commercial paper which is rated A-1 or A-2 by Standard & Poor's, P-1 or P-2 by Moody's or F-1+ or f1 by Fitch.

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+ Exceptionally strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+"

                              Quality Distribution
                              --------------------

For the year ended August 31, 1995, the average weighted quality distribution of the securities of each Fund was as follows:

Massachusetts Fund

                                                           Rating                      Rating
                            Average          % of         Assigned        % of        Assigned        % of
Security Ratings             Value         Portfolio     by Adviser     Portfolio    by Service     Portfolio
----------------             -----         ---------     ----------     ---------    ----------     ---------
AAA                       $14,428,458        27.9%           0            0.0%      $14,428,458       27.9%
AA                          7,336,369        14.2            0            0.0         7,336,369       14.2
A                          20,502,195        39.6            0            0.0        20,502,195       39.6
BBB                         9,184,891        17.6            0            0.0         9,184,891       17.6
BB                                  0         0.0            0            0.0                 0        0.0
Debt--Unrated                 273,020         0.5            0            0.0           273,020        0.5
Debt Securities            51,724,933        99.8            0            0.0       $51,724,933       99.8%
Equity Securities                   0         0.0
Short-Term Securities          81,462         0.2
Total Portfolio           $51,806,395       100.0%
Other Assets -- Net         1,416,324
Net Assets                $53,222,719


New York Fund

                                                           Rating                      Rating
                            Average          % of         Assigned        % of        Assigned        % of
Security Ratings             Value         Portfolio     by Adviser     Portfolio    by Service     Portfolio
----------------             -----         ---------     ----------     ---------    ----------     ---------
AAA                      $11,260,728         21.3%           0            0.0%      $11,260,728       21.3%
AA                        12,376,835         23.4            0            0.0        12,376,835       23.4
A                         13,363,199         25.3            0            0.0        13,363,199       25.3
BBB                       13,145,937         24.7            0            0.0        13,145,937       24.8
BB                         2,551,645          4.8            0            0.0         2,551,645        4.8
Debt Securities           52,698,345         99.6            0            0.0       $52,698,345       99.6%
Equity Securities                  0          0.0
Short-Term Securities        222,615          0.4
Total Portfolio           52,920,960        100.0%
Other Assets -- Net        1,506,242
Net Assets               $54,427,203

                              FINANCIAL STATEMENTS




















                                      F-1